                                                                    Exhibit 99.1

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1
--------------------------------------------------------------------------------


                              RMBS NEW TRANSACTION




                             COMPUTATIONAL MATERIALS



                           $500,000,100 (APPROXIMATE)

                                  MLCC 2004-HB1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER



                          CENDANT MORTGAGE CORPORATION
                                    SERVICER




                                  JULY 7, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen               (212) 449-0752
Paul Park                 (212) 449-6380
Tom Saywell               (212) 449-2122
Fred Hubert               (212) 449-5071
Alan Chan                 (212) 449-8140
Alice Chu                 (212) 449-1701
Sonia Lee                 (212) 449-5067
Amanda de Zutter          (212) 449-0425

TRADING
Scott Soltas              (212) 449-3659
Charles Sorrentino        (212) 449-3659

RESEARCH
Glenn Costello            (212) 449-4457




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


DEAL STRUCTURE SUMMARY:



                                  MLCC 2004-HB1

             $500,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                                              PYMT WINDOW
       PRINCIPAL OR NOTIONAL    WAL (YRS)       (MONTHS)      CERTIFICATE                      EXPECTED RTGS
CLASS        BALANCE(1)       (CALL/MAT)(2)  (CALL/MAT)(2)  INTEREST RATES   TRANCHE TYPE    S&P/MOODY'S/FITCH
-----  ---------------------  -------------  -------------  --------------  ---------------  -----------------
A-1    $ 157,500,000            3.89/4.19     1-122/1-298     Floater (3)       Senior          AAA/Aaa/AAA
A-2    $ 157,500,000            3.89/4.19     1-122/1-298     Floater (4)       Senior          AAA/Aaa/AAA
A-3    $ 157,500,000            3.89/4.19     1-122/1-298       WAC PT          Senior          AAA/Aaa/AAA
X-A    $ 315,000,000(6)(7)          NA             NA       Interest Only   Notional/Senior     AAA/Aaa/AAA
X-B    $  21,250,000(6)(8)          NA             NA       Interest Only   Notional/Senior     AAA/Aaa/AAA
A-R    $         100                Information Not Provided Hereby            Residual         AAA/Aaa/AAA
B-1    $  11,250,000            6.73/7.38    39-122/39-298    Floater (5)     Subordinate      [AA]/Aa2/[AA]
B-2    $   5,750,000            6.73/7.38    39-122/39-298    Floater (5)     Subordinate      [A]/A2/[A]
B-3    $   4,250,000            6.73/7.38    39-122/39-298    Floater (5)     Subordinate    [BBB]/Baa2/[BBB]
B-4    $   2,000,000                Information Not Provided Hereby           Subordinate      [BB]/Ba2/[BB]
B-5    $   1,250,000                Information Not Provided Hereby           Subordinate       [B]/B2/[B]
B-6    $   3,000,000                Information Not Provided Hereby           Subordinate        NR/NR/NR
       -------------
TOTAL  $ 500,000,100
       =============

    (1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

    (2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

    (3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

    (4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date ), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

    (5) The Class B-1, Class B-2 and Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and (iii) 11.75%.

    (6) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

    (7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

    (8) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


DEPOSITOR:                 Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:               [Banc of America Securities LLC and Countrywide
                           Securities Corporation]

TRUSTEE:                   Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:           S&P, Moody's and Fitch will rate the Offered
                           Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:              July 1, 2004.

PRICING DATE:              On or about July [8], 2004.

CLOSING DATE:              On or about July [28], 2004.

DISTRIBUTION DATES:        The 25th day of each month (or if not a business day,
                           the next succeeding business day), commencing in August 2004.

CERTIFICATES:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2 and Class A-3 (together, the "Class A
                           Certificates"), the Class X-A and Class X-B
                           (together, the "Class X Certificates") and Class A-R
                           Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class
                           A-3, Class X-A, Class X-B, Class B-1, Class B-2 and
                           Class B-3 Certificates (collectively, the "Offered
                           Certificates") are being offered publicly.

REGISTRATION:              The Offered Certificates will be made available in
                           book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:     It is anticipated that, for federal income tax
                           purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class
                           A-1, Class A-2, Class B-1, Class B-2 and Class B-3
                           Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X-A and Class X-B
                           Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:           The Senior Certificates (other than the Class A-R
                           Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


CLEAN-UP CALL:             The terms of the transaction allow for an optional
                           termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:            The trust will consist of 3 groups of adjustable rate
                           mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $537,849,350 aggregate statistical principal balance of Mortgage Loans, as of June 29, 2004. The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately [$500,000,100]. The
                           Mortgage Loans are one-month LIBOR indexed
                           (approximately 13.70% of the Mortgage Loans) or six-month LIBOR indexed (approximately 86.30% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage
                           Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were originated by Homebanc Mortgage Corporation in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:            The Group I Mortgage Loans have an aggregate
                           statistical principal balance of approximately
                           $179,274,524, as of June 29, 2004, which equals
                           approximately 33.33% of the Mortgage Loans. The Group
                           I Mortgage Loans are one-month LIBOR indexed
                           (approximately 41.09% of the Group I Mortgage Loans) or six-month LIBOR indexed (approximately 58.91% of the Group I Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I
                           Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:            The Group II Mortgage Loans have an aggregate
                           statistical principal balance of approximately
                           $179,280,122, as of June 29, 2004, which equals
                           approximately 33.33% of the Mortgage Loans. The Group
                           II Mortgage Loans are all six-month LIBOR indexed
                           Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


GROUP III
MORTGAGE LOANS:            The Group III Mortgage Loans have an aggregate
                           statistical principal balance of approximately
                           $179,294,704, as of June 29, 2004, which equals
                           approximately 33.34% of the Mortgage Loans. The Group
                           III Mortgage Loans are all six-month LIBOR indexed
                           Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group III Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

ACCRUED INTEREST:          The Class A-1, Class A-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will settle flat.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Class A-1, Class A-2, Class B-1,
                           Class B-2, and Class B-3 Certificates for each
                           Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date
                           (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class A-3 and Class
                           X-A Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                The Class A-1, Class A-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will have 0 delay days.

NET WAC CAPS:              In the case of the Class A-1 Certificates, the
                           weighted average of the net mortgage rates for the Group I Mortgage Loans, the "Group I Net WAC Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II
                           Mortgage Loans, the "Group II Net WAC Cap". In the case of the Class B-1, Class B-2 and Class B-3
                           Certificates, the weighted average of the net mortgage rates for the Group I, Group II and Group
                           III Mortgage Loans, weighted on the basis of the related group subordinate amount (the "Subordinate
                           Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I Mortgage Loans over the aggregate certificate principal balance of the Senior
                           Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior
                           Certificates related to Group II. The related group subordinated amount for the Group III Mortgage Loans will equal the excess of the aggregate principal of the Group III Mortgage Loans over the aggregate certificate principal balance of the Senior
                           Certificates related to Group III.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                           If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2 Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 component of the Class X-A Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 component of the Class X-A Certificates, in the case of the Class A-2 Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.

CREDIT ENHANCEMENT:        Senior/subordinate, shifting interest structure.

                                                             BOND      INITIAL
                           CERTIFICATES  S&P/MOODY'S/FITCH  SIZES*  SUBORDINATION*
                           ------------  -----------------  ------  --------------
                           SENIOR
                           CERTIFICATES     AAA/Aaa/AAA     94.50%      5.50%
                           CLASS B-1       [AA]/Aa2/[AA]     2.25%      3.25%
                           CLASS B-2         [A]/A2/[A]      1.15%      2.10%
                           CLASS B-3     [BBB]/Baa2/[BBB]    0.85%      1.25%

                           *Preliminary and subject to revision.

SHIFTING INTEREST:         Until the first Distribution Date occurring on or
                           after August 2014, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           August 2004 - July 2014    0% Pro Rata Share
                           August 2014 - July 2015    30% Pro Rata Share
                           August 2015 - July 2016    40% Pro Rata Share
                           August 2016 - July 2017    60% Pro Rata Share
                           August 2017 - July 2018    80% Pro Rata Share
                           August 2018 and after      100% Pro Rata Share




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                           As mentioned above, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in August 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


ALLOCATION OF
REALIZED LOSSES:           Any realized losses, on the Mortgage Loans will be
                           allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:             Distributions on the Certificates will be made on
                           each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, Class
                           A-3, Class A-R Certificates), group I and II (in the case of the Class X-A Certificates), and all three mortgage groups (in the case of the Class X-B, Class
                           B-1, Class B-2, Class B-3 and the other subordinate certificates), in the following order of priority:

                           1) To the Class A-R, Class A-1, Class A-2, Class A-3,
                              Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                           2) Concurrently as follows:

                                 i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                                 ii) To Class A-2, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                                 iii) To Class A-3, until its principal balance
                                      is reduced to zero, all principal received with respect to the Group III Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                           3) To the Class B-1, Class B-2 and Class B-3
                              Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                           4) To the Class B-1, Class B-2 and Class B-3
                              Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                           5) To the Class B-4, Class B-5 and Class B-6
                              Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                           6) To the Class A-R Certificate, any remaining
                              amount.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2 AND CLASS B-3

                                         ASSUMPTIONS:
                                ----------------------------
                                20% CPR
                                Hard Cap: 11.75%
                                To Call
                                Initial 1 Month LIBOR: 1.36%
                                Initial 6 Month LIBOR: 1.94%


                     ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                       ORIGINAL       REMAINING
                                                 CURRENT      NET       TERM TO        TERM TO    INTEREST-ONLY
                                PRINCIPAL       MORTGAGE   MORTGAGE    MATURITY       MATURITY      REMAINING
POOL       INDEX TYPE           BALANCE($)       RATE(%)    RATE(%)    (MONTHS)       (MONTHS)      (MONTHS)
----     ---------------     --------------     --------   --------    ---------   ------------     --------
 1       One-Month LIBOR      68,481,322.64       3.111      2.861        300           288           108
 1       Six-Month LIBOR      98,185,444.02       3.289      3.039        300           289           109
 2       Six-Month LIBOR     166,666,666.67       3.296      3.046        300           289           109
 3       Six-Month LIBOR     166,666,666.67       3.300      3.050        300           289           109
                             --------------
                             500,000,100.00

                                                                                                 RATE
                                              MAXIMUM    MINIMUM    PERIODIC    NEXT RATE     ADJUSTMENT
                                   GROSS     MORTGAGE   MORTGAGE      RATE      ADJUSTMENT    FREQUENCY
POOL        INDEX TYPE           MARGIN(%)    RATE(%)    RATE(%)     CAP(%)      (MONTHS)      (MONTHS)
----     ---------------        ---------    --------   --------    -------     ---------     ---------
 1       One-Month LIBOR           1.986      12.000      1.986      5.000          1             1
 1       Six-Month LIBOR           2.058      12.000      2.058      4.992          3             6
 2       Six-Month LIBOR           2.069      12.000      2.069      5.000          3             6
 3       Six-Month LIBOR           2.068      12.000      2.068      5.000          3             6


The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

DISTRIBUTION       GROUP I NET(1)      GROUP II(2)       SUBORDINATE(1)(2)
  PERIOD             WAC CAP (%)     NET WAC CAP (%)      NET WAC CAP (%)
------------       --------------    ---------------     -----------------
      1                  2.97            3.05                3.02
      2                  3.06            3.05                3.05
      3                  5.12            3.05                3.74
      4                  9.56            8.05                8.55
      5                  9.56            8.05                8.55
      6                  9.56            8.05                8.55
      7                  9.56            8.05                8.55
      8                  9.56            8.05                8.55
      9                  9.56            8.05                8.55
     10                 11.75           11.75               11.75
11 and after            11.75           11.75               11.75

(1)  1 Month LIBOR has a lookback period of 25 days.

(2)  6 Month LIBOR has a lookback period of 30 days.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1
                              TOTAL MORTGAGE LOANS


Total Current Balance                                $537,849,350.23
Total Number of Loans                                          2,202

                              AVERAGE OR
                           WEIGHTED AVERAGE (1)         MINIMUM                MAXIMUM
                           --------------------         -------                -------
Current Balance               $244,254.93              $35,000.00            $2,328,730.75
Original Balance              $248,014.76              $67,500.00            $2,340,000.00

Loan Rate                       3.271%                   2.375%                3.875%
Servicing Fee                   0.250%                   0.250%                0.250%
Net Loan Rate                   3.021%                   2.125%                3.625%

Gross Margin                    2.055%                   1.250%                2.625%
Maximum Loan Rate              12.000%                  12.000%               12.000%

Original LTV                    77.65%                    7.23%                95.39%
Effective LTV                   77.65%                    7.23%                95.39%

Credit Score                     716                      612                   821

Original Term (mos)              300                      300                   300
Remaining Term (mos)             289                      276                   296
Seasoning (mos)                   11                       4                     24

Next Rate Reset                    3                       1                      6
Rate Adj Freq                      5                       1                      6
First Rate Adj Freq (2)            5                       2                      6

IO Original Term                 120                     120                    120
IO Remaining Term                109                      96                    116

Top State Concentrations ($)    FL(52.45%),GA(44.24%),NC(2.07%),SC(0.83%),TN(0.17%)

First Pay Date                                         08/01/02              04/01/04
Rate Change Date                                       08/01/04              01/01/05
Maturity Date                                          07/01/27              03/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS


INDEX

                                                                                     WEIGHTED
                                        AGGREGATE        % OF AGGREGATE   WEIGHTED   AVERAGE
                     NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE    CREDIT
INDEX             MORTGAGE LOANS       OUTSTANDING        OUTSTANDING      COUPON     SCORE
-----             --------------       -----------        -----------      ------     -----
One-Month LIBOR          241        $ 73,661,739.23           13.70%       3.111%      720
Six-Month LIBOR        1,961         464,187,611.00           86.30        3.296       716
                     -------        ---------------          ------        -----      ----
TOTAL:                 2,202        $537,849,350.23          100.00%       3.271%      716
                     =======        ===============          ======        =====      ====

                     AVERAGE     WEIGHTED   WEIGHTED
                    PRINCIPAL     AVERAGE   AVERAGE        PERCENT
                     BALANCE     ORIGINAL  EFFECTIVE         FULL
INDEX              OUTSTANDING      LTV       LTV       DOCUMENTATION
-----              -----------      ---       ---       -------------
One-Month LIBOR      305,650       75.43%     75.43%        100.00%
Six-Month LIBOR      236,710       78.01      78.01         100.00
                     -------       -----    -------         ------
TOTAL:               244,255       77.65%     77.65%        100.00%
                     =======       =====    =======         ======


PRINCIPAL BALANCES


                                                     AGGREGATE         % OF AGGREGATE   WEIGHTED
RANGE OF                           NUMBER OF     PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE
PRINCIPAL BALANCES ($)          MORTGAGE LOANS      OUTSTANDING         OUTSTANDING      COUPON
----------------------          --------------      -----------         -----------      ------
0.01 to 100,000.00                      176      $ 15,303,676.51           2.85%         3.314%
100,000.01 to 200,000.00              1,011       150,269,825.76          27.94          3.281
200,000.01 to 300,000.00                498       121,039,055.84          22.50          3.272
300,000.01 to 400,000.00                256        88,411,790.35          16.44          3.264
400,000.01 to 500,000.00                107        48,071,880.23           8.94          3.293
500,000.01 to 600,000.00                 58        31,603,194.76           5.88          3.240
600,000.01 to 700,000.00                 40        25,947,982.59           4.82          3.243
700,000.01 to 800,000.00                 21        15,818,220.06           2.94          3.227
800,000.01 to 900,000.00                  6         5,095,453.23           0.95          3.330
900,000.01 to 1,000,000.00               14        13,641,407.43           2.54          3.180
1,000,000.01 to 1,100,000.00              1         1,011,108.85           0.19          3.375
1,100,000.01 to 1,200,000.00              2         2,337,999.98           0.43          3.060
1,200,000.01 to 1,300,000.00              2         2,509,816.03           0.47          3.194
1,300,000.01 to 1,400,000.00              4         5,472,240.34           1.02          3.282
1,500,000.01 to 2,000,000.00              5         8,986,967.52           1.67          3.229
2,000,000.01 to 2,500,000.00              1         2,328,730.75           0.43          3.875
                                  ---------      ---------------     ----------       --------
TOTAL:                                2,202      $537,849,350.23         100.00%         3.271%
                                  =========      ===============     ==========       ========

                                 WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                                 AVERAGE     PRINCIPAL     AVERAGE   AVERAGE       PERCENT
RANGE OF                          CREDIT      BALANCE     ORIGINAL  EFFECTIVE        FULL
PRINCIPAL BALANCES ($)            SCORE     OUTSTANDING      LTV       LTV      DOCUMENTATION
----------------------            -----     -----------      ---       ---      -------------
0.01 to 100,000.00                  726         86,953     74.65%      74.65%      100.00%
100,000.01 to 200,000.00            717        148,635     78.88       78.88       100.00
200,000.01 to 300,000.00            717        243,050     80.05       80.05       100.00
300,000.01 to 400,000.00            714        345,359     78.89       78.89       100.00
400,000.01 to 500,000.00            719        449,270     78.47       78.47       100.00
500,000.01 to 600,000.00            712        544,883     75.76       75.76       100.00
600,000.01 to 700,000.00            711        648,700     76.73       76.73       100.00
700,000.01 to 800,000.00            726        753,249     71.09       71.09       100.00
800,000.01 to 900,000.00            707        849,242     70.79       70.79       100.00
900,000.01 to 1,000,000.00          717        974,386     71.91       71.91       100.00
1,000,000.01 to 1,100,000.00        766      1,011,109     75.00       75.00       100.00
1,100,000.01 to 1,200,000.00        713      1,169,000     72.47       72.47       100.00
1,200,000.01 to 1,300,000.00        681      1,254,908     61.73       61.73       100.00
1,300,000.01 to 1,400,000.00        695      1,368,060     65.04       65.04       100.00
1,500,000.01 to 2,000,000.00        717      1,797,394     65.40       65.40       100.00
2,000,000.01 to 2,500,000.00        761      2,328,731     60.00       60.00       100.00
                                  -----      ---------    ------     -------      -------
TOTAL:                              716        244,255     77.65%      77.65%      100.00%
                                  =====      =========    ======     =======      =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS

CURRENT MORTGAGE RATES


                                                   AGGREGATE       % OF AGGREGATE    WEIGHTED
RANGE OF CURRENT MORTGAGE      NUMBER OF       PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
RATES (%)                    MORTGAGE LOANS       OUTSTANDING        OUTSTANDING      COUPON
---------                    --------------       -----------        -----------      ------
2.251 to 2.500                      5          $  2,153,637.28         0.40%           2.446%
2.501 to 2.750                     50            13,946,948.16         2.59            2.726
2.751 to 3.000                    293            83,105,243.95        15.45            2.958
3.001 to 3.250                    815           191,868,462.15        35.67            3.196
3.251 to 3.500                    900           210,825,964.99        39.20            3.433
3.501 to 3.750                    117            27,392,526.06         5.09            3.645
3.751 to 4.000                     22             8,556,567.64         1.59            3.875
                                -----          ---------------      -------           ------
TOTAL:                          2,202          $537,849,350.23       100.00%           3.271%
                                =====          ===============      =======           ======

                               WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                               AVERAGE    PRINCIPAL     AVERAGE   AVERAGE        PERCENT
RANGE OF CURRENT MORTGAGE       CREDIT     BALANCE     ORIGINAL  EFFECTIVE         FULL
RATES (%)                       SCORE    OUTSTANDING      LTV       LTV       DOCUMENTATION
---------                       -----    -----------      ---       ---       -------------
2.251 to 2.500                   718        430,727       67.30%    67.30%       100.00%
2.501 to 2.750                   731        278,939       78.63     78.63        100.00
2.751 to 3.000                   716        283,636       77.36     77.36        100.00
3.001 to 3.250                   719        235,421       77.59     77.59        100.00
3.251 to 3.500                   714        234,251       77.78     77.78        100.00
3.501 to 3.750                   709        234,124       80.27     80.27        100.00
3.751 to 4.000                   725        388,935       71.31     71.31        100.00
                                ----      ---------      ------   -------      --------
TOTAL:                           716        244,255       77.65%    77.65%       100.00%
                                ====      =========      ======   =======      ========


REMAINING TERM


                                                AGGREGATE        % OF AGGREGATE    WEIGHTED
                            NUMBER OF       PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE
REMAINING TERM (MONTHS)   MORTGAGE LOANS       OUTSTANDING         OUTSTANDING      COUPON
----------------------    --------------       -----------         -----------      ------
276                                3        $  2,258,295.89            0.42%        3.318%
281                                2             676,039.41            0.13         3.479
282                                5           1,186,493.48            0.22         3.180
283                               22           4,760,209.30            0.89         3.285
284                              211          59,364,596.34           11.04         3.307
285                              202          52,864,945.03            9.83         3.212
286                              204          49,315,568.24            9.17         3.152
287                              226          51,671,227.54            9.61         3.364
288                              195          45,108,363.79            8.39         3.362
289                              198          48,428,071.77            9.00         3.317
290                              196          45,817,728.80            8.52         3.295
291                              231          56,852,621.53           10.57         3.164
292                              126          26,748,995.03            4.97         3.147
293                               70          18,583,846.16            3.46         3.417
294                              114          27,370,871.02            5.09         3.354
295                              196          46,683,076.90            8.68         3.242
296                                1             158,400.00            0.03         3.375
                           ---------        ---------------        --------       -------
TOTAL:                         2,202        $537,849,350.23          100.00%        3.271%
                           =========        ===============        ========       =======

                           WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                            AVERAGE    PRINCIPAL     AVERAGE    AVERAGE        PERCENT
                            CREDIT      BALANCE     ORIGINAL   EFFECTIVE         FULL
REMAINING TERM (MONTHS)      SCORE    OUTSTANDING      LTV        LTV       DOCUMENTATION
----------------------       -----    -----------      ---        ---       -------------
276                           688        752,765      64.77%     64.77%        100.00%
281                           720        338,020      80.00      80.00         100.00
282                           741        237,299      68.30      68.30         100.00
283                           704        216,373      78.82      78.82         100.00
284                           715        281,349      76.79      76.79         100.00
285                           714        261,708      75.84      75.84         100.00
286                           713        241,743      76.41      76.41         100.00
287                           716        228,634      77.39      77.39         100.00
288                           719        231,325      78.77      78.77         100.00
289                           718        244,586      77.82      77.82         100.00
290                           717        233,764      79.04      79.04         100.00
291                           717        246,115      78.77      78.77         100.00
292                           707        212,294      79.26      79.26         100.00
293                           713        265,484      78.81      78.81         100.00
294                           721        240,095      78.92      78.92         100.00
295                           726        238,179      77.05      77.05         100.00
296                           686        158,400      68.87      68.87         100.00
                            -----      ---------    -------     ------       --------
TOTAL:                        716        244,255      77.65%     77.65%        100.00%
                            =====      =========    =======     ======       ========


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS


ORIGINAL LOAN-TO-VALUE RATIOS


                                                       AGGREGATE       % OF AGGREGATE    WEIGHTED
RANGE OF ORIGINAL LOAN-TO-VALUE     NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
RATIOS (%)                       MORTGAGE LOANS       OUTSTANDING        OUTSTANDING      COUPON
----------                       --------------       -----------        -----------      ------
0.01 to 10.00                            1              $184,057.53         0.03%         2.875%
10.01 to 20.00                           2               247,178.90         0.05          3.534
20.01 to 30.00                          10             1,661,018.76         0.31          3.268
30.01 to 40.00                          12             2,997,156.29         0.56          3.343
40.01 to 50.00                          45            10,605,833.46         1.97          3.256
50.01 to 60.00                          60            18,885,197.19         3.51          3.366
60.01 to 70.00                         159            53,035,966.83         9.86          3.222
70.01 to 75.00                          94            33,138,717.64         6.16          3.241
75.01 to 80.00                       1,489           345,233,164.64        64.19          3.268
80.01 to 85.00                          27             7,520,339.33         1.40          3.341
85.01 to 90.00                         123            27,024,932.91         5.02          3.348
90.01 to 95.00                         179            37,091,486.75         6.90          3.276
95.01 to 100.00                          1               224,300.00         0.04          3.500
                                     -----          ---------------       ------          -----
TOTAL:                               2,202          $537,849,350.23       100.00%         3.271%
                                     =====          ===============       ======          =====

                                  WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                                  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE      PERCENT
RANGE OF ORIGINAL LOAN-TO-VALUE    CREDIT     BALANCE     ORIGINAL EFFECTIVE        FULL
RATIOS (%)                         SCORE    OUTSTANDING     LTV       LTV      DOCUMENTATION
----------                         -----    -----------     ---       ---      -------------
0.01 to 10.00                        751       184,058      7.23%     7.23%         100.00%
10.01 to 20.00                       745       123,589     15.71     15.71          100.00
20.01 to 30.00                       735       166,102     24.10     24.10          100.00
30.01 to 40.00                       701       249,763     37.65     37.65          100.00
40.01 to 50.00                       742       235,685     46.09     46.09          100.00
50.01 to 60.00                       725       314,753     56.42     56.42          100.00
60.01 to 70.00                       716       333,560     66.35     66.35          100.00
70.01 to 75.00                       725       352,540     73.66     73.66          100.00
75.01 to 80.00                       717       231,856     79.70     79.70          100.00
80.01 to 85.00                       701       278,531     83.68     83.68          100.00
85.01 to 90.00                       708       219,715     89.51     89.51          100.00
90.01 to 95.00                       699       207,215     94.57     94.57          100.00
95.01 to 100.00                      719       224,300     95.39     95.39          100.00
                                     ---       -------     -----     -----          ------
TOTAL:                               716       244,255     77.65%    77.65%         100.00%
                                     ===       =======     =====     =====          ======


EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION


                                                             AGGREGATE       % OF AGGREGATE    WEIGHTED
RANGE OF EFFECTIVE LOAN-TO-VALUE          NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
RATIOS AT ORIGINATION (%)              MORTGAGE LOANS       OUTSTANDING        OUTSTANDING      COUPON
-------------------------              --------------       -----------        -----------      ------
0.01 to 10.00                                   1         $    184,057.53         0.03%         2.875%
10.01 to 20.00                                  2              247,178.90         0.05          3.534
20.01 to 30.00                                 10            1,661,018.76         0.31          3.268
30.01 to 40.00                                 12            2,997,156.29         0.56          3.343
40.01 to 50.00                                 45           10,605,833.46         1.97          3.256
50.01 to 60.00                                 60           18,885,197.19         3.51          3.366
60.01 to 70.00                                159           53,035,966.83         9.86          3.222
70.01 to 75.00                                 94           33,138,717.64         6.16          3.241
75.01 to 80.00                              1,489          345,233,164.64        64.19          3.268
80.01 to 85.00                                 27            7,520,339.33         1.40          3.341
85.01 to 90.00                                123           27,024,932.91         5.02          3.348
90.01 to 95.00                                179           37,091,486.75         6.90          3.276
95.01 to 100.00                                 1              224,300.00         0.04          3.500
                                        ---------         ---------------     --------         ------
TOTAL:                                      2,202         $537,849,350.23       100.00%         3.271%
                                        =========         ===============     ========         ======

                                        WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                        AVERAGE    PRINCIPAL    AVERAGE    AVERAGE       PERCENT
RANGE OF EFFECTIVE LOAN-TO-VALUE         CREDIT     BALANCE     ORIGINAL  EFFECTIVE        FULL
RATIOS AT ORIGINATION (%)                SCORE    OUTSTANDING     LTV         LTV      DOCUMENTATION
-------------------------                -----    -----------     ---         ---      -------------
0.01 to 10.00                              751        184,058      7.23%     7.23%        100.00%
10.01 to 20.00                             745        123,589     15.71     15.71         100.00
20.01 to 30.00                             735        166,102     24.10     24.10         100.00
30.01 to 40.00                             701        249,763     37.65     37.65         100.00
40.01 to 50.00                             742        235,685     46.09     46.09         100.00
50.01 to 60.00                             725        314,753     56.42     56.42         100.00
60.01 to 70.00                             716        333,560     66.35     66.35         100.00
70.01 to 75.00                             725        352,540     73.66     73.66         100.00
75.01 to 80.00                             717        231,856     79.70     79.70         100.00
80.01 to 85.00                             701        278,531     83.68     83.68         100.00
85.01 to 90.00                             708        219,715     89.51     89.51         100.00
90.01 to 95.00                             699        207,215     94.57     94.57         100.00
95.01 to 100.00                            719        224,300     95.39     95.39         100.00
                                         -----      ---------     -----    ------         ------
TOTAL:                                     716        244,255     77.65%    77.65%        100.00%
                                         =====      =========     =====    ======         ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS


CREDIT SCORES


                                                 AGGREGATE       % OF AGGREGATE    WEIGHTED
                           NUMBER OF         PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
RANGE OF CREDIT SCORES   MORTGAGE LOANS         OUTSTANDING        OUTSTANDING      COUPON
----------------------   --------------         -----------        -----------      ------
Not Available                    3            $  1,617,470.73        0.30%          3.329%
601 to 625                      12               3,150,974.86        0.59           3.223
626 to 650                      66              17,626,995.08        3.28           3.338
651 to 675                     356              86,584,368.89       16.10           3.288
676 to 700                     433             108,730,953.33       20.22           3.275
701 to 725                     405              95,319,672.02       17.72           3.259
726 to 750                     365              89,156,108.56       16.58           3.253
751 to 775                     325              81,834,973.06       15.22           3.259
776 to 800                     206              46,694,641.98        8.68           3.285
801 to 825                      31               7,133,191.72        1.33           3.251
                            ------            ---------------      ------          ------
TOTAL:                       2,202            $537,849,350.23      100.00%          3.271%
                            ======            ===============      ======          ======

                          WEIGHTED    AVERAGE     WEIGHTED    WEIGHTED
                          AVERAGE    PRINCIPAL    AVERAGE     AVERAGE      PERCENT
                           CREDIT     BALANCE     ORIGINAL   EFFECTIVE       FULL
RANGE OF CREDIT SCORES     SCORE    OUTSTANDING     LTV         LTV     DOCUMENTATION
----------------------     -----    -----------     ---         ---     -------------
Not Available                   NA     539,157       81.78%     81.78%     100.00%
601 to 625                     619     262,581       81.26      81.26      100.00
626 to 650                     640     267,076       80.08      80.08      100.00
651 to 675                     664     243,215       79.69      79.69      100.00
676 to 700                     688     251,111       77.71      77.71      100.00
701 to 725                     713     235,357       77.63      77.63      100.00
726 to 750                     738     244,263       77.62      77.62      100.00
751 to 775                     763     251,800       76.84      76.84      100.00
776 to 800                     785     226,673       73.58      73.58      100.00
801 to 825                     805     230,103       80.30      80.30      100.00
                              ----    --------     -------    -------    --------
TOTAL:                         716     244,255       77.65%     77.65%     100.00%
                              ====    ========     =======    =======    ========


GEOGRAPHIC AREA


                                                  AGGREGATE         % OF AGGREGATE     WEIGHTED
                           NUMBER OF          PRINCIPAL BALANCE    PRINCIPAL BALANCE    AVERAGE
GEOGRAPHIC AREA          MORTGAGE LOANS          OUTSTANDING          OUTSTANDING       COUPON
---------------          --------------          -----------          -----------       ------
Alabama                         4              $    850,098.59             0.16%          2.978%
Colorado                        1                   275,613.80             0.05           3.375
Florida                     1,082               282,117,091.63            52.45           3.363
Georgia                     1,036               237,924,322.83            44.24           3.168
Mississippi                     1                   205,380.17             0.04           3.250
North Carolina                 56                11,121,448.86             2.07           3.202
South Carolina                 19                 4,455,549.08             0.83           3.170
Tennessee                       3                   899,845.27             0.17           3.279
                         --------              ---------------         --------         -------
TOTAL:                      2,202              $537,849,350.23           100.00%          3.271%
                         ========              ===============         ========         =======

                         WEIGHTED      AVERAGE      WEIGHTED    WEIGHTED
                          AVERAGE     PRINCIPAL      AVERAGE     AVERAGE         PERCENT
                          CREDIT       BALANCE      ORIGINAL    EFFECTIVE         FULL
GEOGRAPHIC AREA            SCORE     OUTSTANDING       LTV         LTV        DOCUMENTATION
---------------            -----     -----------       ---         ---        -------------
Alabama                      744        212,525        86.83%      86.83%        100.00%
Colorado                     696        275,614        91.30       91.30         100.00
Florida                      716        260,737        77.06       77.06         100.00
Georgia                      717        229,657        78.20       78.20         100.00
Mississippi                  782        205,380        80.00       80.00         100.00
North Carolina               720        198,597        79.74       79.74         100.00
South Carolina               715        234,503        77.92       77.92         100.00
Tennessee                    686        299,948        80.60       80.60         100.00
                            ----      ---------     --------     -------        -------
TOTAL:                       716        244,255        77.65%      77.65%        100.00%
                            ====      =========     ========     =======        =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS


OCCUPANCY TYPE


                                         AGGREGATE        % OF AGGREGATE    WEIGHTED
                   NUMBER OF         PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE
OCCUPANCY TYPE   MORTGAGE LOANS         OUTSTANDING         OUTSTANDING      COUPON
--------------   --------------         -----------         -----------      ------
Primary               2,023         $496,138,432.61            92.24%         3.268%
Second Home             142           36,304,306.94             6.75          3.299
Investment               37            5,406,610.68             1.01          3.309
                  ---------         ---------------         --------          -----
TOTAL:                2,202         $537,849,350.23           100.00%         3.271%
                  =========         ===============         ========          =====

                    WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                     AVERAGE    PRINCIPAL     AVERAGE    AVERAGE        PERCENT
                     CREDIT      BALANCE     ORIGINAL   EFFECTIVE         FULL
OCCUPANCY TYPE        SCORE    OUTSTANDING      LTV        LTV       DOCUMENTATION
--------------        -----    -----------      ---        ---       -------------
Primary                715        245,249      77.78%    77.78%          100.00%
Second Home            728        255,664      79.43     79.43           100.00
Investment             738        146,125      53.90     53.90           100.00
                      ----      ---------     ------    ------          -------
TOTAL:                 716        244,255      77.65%    77.65%          100.00%
                      ====      =========     ======    ======          =======


PROPERTY TYPE


                                                AGGREGATE         % OF AGGREGATE    WEIGHTED
                             NUMBER OF      PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVERAGE
PROPERTY TYPE              MORTGAGE LOANS      OUTSTANDING         OUTSTANDING       COUPON
-------------              --------------      -----------         -----------       ------
Single Family                  860           $212,689,749.56          39.54%          3.270%
Planned Unit Development     1,076            271,303,683.91          50.44           3.263
Condominium                    255             51,406,703.00           9.56           3.308
Two- to Four-Family             10              2,272,376.71           0.42           3.414
De Minimis PUD                   1                176,837.05           0.03           3.375
                            ------           ---------------        -------         -------
TOTAL:                       2,202           $537,849,350.23         100.00%          3.271%
                            ======           ===============        =======         =======

                             WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                             AVERAGE    PRINCIPAL     AVERAGE    AVERAGE      PERCENT
                              CREDIT     BALANCE      ORIGINAL  EFFECTIVE       FULL
PROPERTY TYPE                 SCORE    OUTSTANDING      LTV        LTV     DOCUMENTATION
-------------                 -----    -----------      ---        ---     -------------
Single Family                  715        247,314      76.46%     76.46%        100.00%
Planned Unit Development       716        252,141      78.09      78.09         100.00
Condominium                    727        201,595      80.40      80.40         100.00
Two- to Four-Family            695        227,238      75.20      75.20         100.00
De Minimis PUD                 683        176,837      79.98      79.98         100.00
                              ----      ---------     ------     ------        -------
TOTAL:                         716        244,255      77.65%     77.65%        100.00%
                              ====      =========     ======     ======        =======


LOAN PURPOSE


                                                AGGREGATE         % OF AGGREGATE    WEIGHTED
                           NUMBER OF        PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVERAGE
LOAN PURPOSE             MORTGAGE LOANS        OUTSTANDING         OUTSTANDING       COUPON
------------             --------------        -----------         -----------       ------
Purchase                     1,482          $354,479,454.15         65.91%           3.282%
Refinance (No Cash-out)        402            92,000,376.46          17.11           3.263
Refinance (Cash-out)           318            91,369,519.62          16.99           3.235
                             -----          ---------------        -------           -----
TOTAL:                       2,202          $537,849,350.23         100.00%          3.271%
                             =====          ===============        =======          ======

                           WEIGHTED    AVERAGE      WEIGHTED    WEIGHTED
                           AVERAGE    PRINCIPAL     AVERAGE     AVERAGE       PERCENT
                            CREDIT     BALANCE      ORIGINAL   EFFECTIVE        FULL
LOAN PURPOSE                SCORE    OUTSTANDING      LTV          LTV      DOCUMENTATION
------------                -----    -----------      ---          ---      -------------
Purchase                     720       239,190       80.15%      80.15%       100.00%
Refinance (No Cash-out)      709       228,857       74.23       74.23        100.00
Refinance (Cash-out)         712       287,326       71.42       71.42        100.00
                             ---       -------       -----       -----       -------
TOTAL:                       716       244,255       77.65%      77.65%       100.00%
                             ===       =======      ======      ======       =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS


LOAN DOCUMENTATION


                                              AGGREGATE        % OF AGGREGATE    WEIGHTED
                         NUMBER OF        PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE
LOAN DOCUMENTATION    MORTGAGE LOANS         OUTSTANDING         OUTSTANDING      COUPON
------------------    --------------         -----------         -----------      ------
Full Documentation        2,202           $537,849,350.23            100.00%     3.271%
                          -----           ---------------            -------     ------
TOTAL:                    2,202           $537,849,350.23            100.00%     3.271%
                          =====           ===============            =======     ======

                         WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                          AVERAGE    PRINCIPAL     AVERAGE    AVERAGE        PERCENT
                          CREDIT      BALANCE     ORIGINAL   EFFECTIVE         FULL
LOAN DOCUMENTATION         SCORE    OUTSTANDING      LTV        LTV       DOCUMENTATION
------------------         -----    -----------      ---        ---       -------------
Full Documentation          716       244,255       77.65%     77.65%        100.00%
                            ---       -------       ------     ------        -------
TOTAL:                      716       244,255       77.65%     77.65%        100.00%
                            ===       =======       ======     ======        =======


MARGINS


                                   AGGREGATE        % OF AGGREGATE   WEIGHTED
                 NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
MARGINS (%)   MORTGAGE LOANS      OUTSTANDING        OUTSTANDING      COUPON
-----------   --------------      -----------        -----------      ------
1.250                   1      $    925,000.00        0.17%            2.375%
1.375                   6         1,509,335.09        0.28             2.577
1.500                  18         4,572,241.83        0.85             2.722
1.625                  53        14,706,631.27        2.73             2.792
1.750                 187        52,644,547.33        9.79             2.964
1.875                 304        74,612,174.67       13.87             3.105
2.000                 397        94,998,638.10       17.66             3.209
2.125                 485       110,627,571.79       20.57             3.320
2.250                 728       175,127,086.76       32.56             3.482
2.375                  20         4,119,792.64        0.77             3.558
2.500                   2         1,677,600.00        0.31             3.750
2.625                   1         2,328,730.75        0.43             3.875
                ---------      ---------------     -------           -------
TOTAL:              2,202      $537,849,350.23      100.00%            3.271%
                =========      ===============     =======           =======

               WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                AVERAGE    PRINCIPAL    AVERAGE    AVERAGE      PERCENT
                CREDIT      BALANCE     ORIGINAL  EFFECTIVE       FULL
MARGINS (%)      SCORE    OUTSTANDING     LTV        LTV     DOCUMENTATION
-----------      -----    -----------     ---        ---     -------------
1.250              741       925,000      63.36%     63.36%       100.00%
1.375              712       251,556      68.95      68.95        100.00
1.500              716       254,013      80.34      80.34        100.00
1.625              733       277,484      79.05      79.05        100.00
1.750              717       281,522      76.75      76.75        100.00
1.875              719       245,435      78.02      78.02        100.00
2.000              716       239,291      76.55      76.55        100.00
2.125              717       228,098      78.62      78.62        100.00
2.250              712       240,559      77.94      77.94        100.00
2.375              732       205,990      79.74      79.74        100.00
2.500              708       838,800      73.64      73.64        100.00
2.625              761     2,328,731      60.00      60.00        100.00
                  ----     ---------     ------     ------       -------
TOTAL:             716       244,255      77.65%     77.65%       100.00%
                  ====     =========     ======     ======       =======


MAXIMUM MORTGAGE RATE


                                                 AGGREGATE        % OF AGGREGATE    WEIGHTED
                               NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS      OUTSTANDING        OUTSTANDING       COUPON
-------------------------   --------------      -----------        -----------       ------
12.000                         2,202          $537,849,350.23      100.00%           3.271%
                               -----          ---------------      -------           ------
TOTAL:                         2,202          $537,849,350.23      100.00%           3.271%
                               =====          ===============      =======           ======

                             WEIGHTED    AVERAGE      WEIGHTED    WEIGHTED
                             AVERAGE    PRINCIPAL     AVERAGE     AVERAGE     PERCENT
                              CREDIT     BALANCE      ORIGINAL   EFFECTIVE      FULL
MAXIMUM MORTGAGE RATE (%)     SCORE    OUTSTANDING      LTV          LTV    DOCUMENTATION
-------------------------     -----    -----------      ---          ---    -------------
12.000                         716       244,255       77.65%     77.65%       100.00%
                               ---       -------       ------     ------       -------
TOTAL:                         716       244,255       77.65%     77.65%       100.00%
                               ===       =======       ======     ======       =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                              TOTAL MORTGAGE LOANS


NEXT RATE ADJUSTMENT DATE


                                                    AGGREGATE       % OF AGGREGATE    WEIGHTED
                                NUMBER OF       PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE
NEXT RATE ADJUSTMENT DATE    MORTGAGE LOANS        OUTSTANDING        OUTSTANDING      COUPON
-------------------------    --------------        -----------        -----------      ------
August 2004                           621        $163,972,605.77        30.49%           3.218%
September 2004                        352          91,734,329.75        17.06            3.336
October 2004                          387          94,628,015.99        17.59            3.191
November 2004                         295          63,528,692.59        11.81            3.166
December 2004                         262          59,112,610.44        10.99            3.428
January 2005                          285          64,873,095.69        12.06            3.389
                                ---------        ---------------      -------           ------
TOTAL:                              2,202        $537,849,350.23       100.00%           3.271%
                                =========        ===============      =======           ======

                             WEIGHTED     AVERAGE    WEIGHTED   WEIGHTED
                              AVERAGE    PRINCIPAL    AVERAGE    AVERAGE        PERCENT
                              CREDIT      BALANCE    ORIGINAL   EFFECTIVE        FULL
NEXT RATE ADJUSTMENT DATE      SCORE    OUTSTANDING     LTV        LTV       DOCUMENTATION
-------------------------      -----    -----------     ---        ---       -------------
August 2004                      720        264,046    76.56%     76.56%         100.00%
September 2004                   716        260,609    77.69      77.69          100.00
October 2004                     714        244,517    77.31      77.31          100.00
November 2004                    709        215,352    78.77      78.77          100.00
December 2004                    717        225,621    78.35      78.35          100.00
January 2005                     717        227,625    79.14      79.14          100.00
                               -----      ---------   ------    -------        --------
TOTAL:                           716        244,255    77.65%     77.65%         100.00%
                               =====      =========   ======    =======        ========


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                             GROUP I MORTGAGE LOANS


Total Current Balance                                            $179,274,524.27
Total Number of Loans                                                        685

                                          AVERAGE OR
                                      WEIGHTED AVERAGE (1)       MINIMUM         MAXIMUM
                                      --------------------       -------         -------
Current Balance                          $   261,714.63     $    35,000.00    $ 1,809,450.00
Original Balance                         $   265,447.47     $    71,400.00    $ 1,809,450.00

Loan Rate                                         3.216%             2.500%            3.875%
Servicing Fee                                     0.250%             0.250%            0.250%
Net Loan Rate                                     2.966%             2.250%            3.625%

Gross Margin                                      2.028%             1.375%            2.375%
Maximum Loan Rate                                12.000%            12.000%           12.000%

Original LTV                                      77.11%             22.66%            95.00%
Effective LTV                                     77.11%             22.66%            95.00%

Credit Score                                        719                612               810

Original Term (mos)                                 300                300               300
Remaining Term (mos)                                288                276               295
Seasoning (mos)                                      12                  5                24

Next Rate Reset                                       2                  1                 6
Rate Adj Freq                                         4                  1                 6
First Rate Adj Freq (2)                               4                  2                 6

IO Original Term                                    120                120               120
IO Remaining Term                                   108                 96               115

Top State Concentrations($)  FL(61.74%),GA(35.68%),NC(1.42%),SC(0.83%),TN(0.22%)

First Pay Date                                                    08/01/02          03/01/04
Rate Change Date                                                  08/01/04          01/01/05
Maturity Date                                                     07/01/27          02/01/29

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                             GROUP I MORTGAGE LOANS


INDEX

                                  AGGREGATE        % OF AGGREGATE
                    NUMBER        PRINCIPAL      PRINCIPAL BALANCE    WEIGHTED
                  OF MORTGAGE      BALANCE       OUTSTANDING AS OF     AVERAGE
INDEX                LOANS       OUTSTANDING      THE CUT-OFF DATE     COUPON
One-Month LIBOR        241     $ 73,661,739.23         41.09%           3.111%
Six-Month LIBOR        444      105,612,785.04         58.91            3.289
                      ----     ---------------      --------          -------
TOTAL:                 685     $179,274,524.27        100.00%           3.216%
                      ====     ===============      ========          =======

                     WEIGHTED      AVERAGE       WEIGHTED     WEIGHTED
                     AVERAGE      PRINCIPAL       AVERAGE      AVERAGE   PERCENT
                      CREDIT       BALANCE       ORIGINAL     EFFECTIVE    FULL
INDEX                 SCORE      OUTSTANDING        LTV          LTV       DOC
One-Month LIBOR          720        305,650         75.43%      75.43%    100.00%
Six-Month LIBOR          718        237,867         78.28       78.28     100.00
                        ----      ---------        ------      ------    -------
TOTAL:                   719        261,715         77.11%      77.11%    100.00%
                        ====      =========        ======      ======    =======


CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                  AGGREGATE        % OF AGGREGATE
                                   NUMBER         PRINCIPAL       PRINCIPAL BALANCE   WEIGHTED
RANGE OF CUT-OFF DATE           OF MORTGAGE        BALANCE        OUTSTANDING AS OF    AVERAGE
STATED PRINCIPAL BALANCES ($)      LOANS         OUTSTANDING      THE CUT-OFF DATE     COUPON
-----------------------------      -----         -----------      ----------------     ------
0.01 to 100,000.00                   44        $  3,690,826.48          2.06%           3.297%

100,000.01 to 200,000.00            290          42,225,724.54         23.55            3.266

200,000.01 to 300,000.00            169          41,497,015.04         23.15            3.232

300,000.01 to 400,000.00             85          29,217,065.99         16.30            3.172

400,000.01 to 500,000.00             37          16,644,555.42          9.28            3.230

500,000.01 to 600,000.00             25          13,683,465.84          7.63            3.167

600,000.01 to 700,000.00             10           6,533,003.73          3.64            3.226

700,000.01 to 800,000.00              7           5,376,530.45          3.00            3.145

800,000.01 to 900,000.00              3           2,603,139.37          1.45            3.168

900,000.01 to 1,000,000.00            8           7,814,638.58          4.36            3.220

1,000,000.01 to 1,100,000.00          1           1,011,108.85          0.56            3.375

1,100,000.01 to 1,200,000.00          2           2,337,999.98          1.30            3.060

1,300,000.01 to 1,400,000.00          1           1,400,000.00          0.78            3.000

1,500,000.01 to 2,000,000.00          3           5,239,450.00          2.92            3.125
                                   ----        ---------------       -------          -------
TOTAL:                              685        $179,274,524.27        100.00%           3.216%
                                   ====        ===============       =======          =======

                                 WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                 AVERAGE   PRINCIPAL    AVERAGE    AVERAGE   PERCENT
RANGE OF CUT-OFF DATE             CREDIT    BALANCE    ORIGINAL   EFFECTIVE    FULL
STATED PRINCIPAL BALANCES ($)     SCORE   OUTSTANDING     LTV        LTV       DOC
-----------------------------     -----   -----------     ---        ---       ---
0.01 to 100,000.00                  727      83,882      71.00%      71.00%    100.00%

100,000.01 to 200,000.00            719     145,606      78.82       78.82     100.00

200,000.01 to 300,000.00            723     245,544      80.02       80.02     100.00

300,000.01 to 400,000.00            714     343,730      78.85       78.85     100.00

400,000.01 to 500,000.00            717     449,853      78.22       78.22     100.00

500,000.01 to 600,000.00            721     547,339      76.13       76.13     100.00

600,000.01 to 700,000.00            715     653,300      73.51       73.51     100.00

700,000.01 to 800,000.00            726     768,076      65.24       65.24     100.00

800,000.01 to 900,000.00            709     867,713      70.50       70.50     100.00

900,000.01 to 1,000,000.00          737     976,830      71.64       71.64     100.00

1,000,000.01 to 1,100,000.00        766   1,011,109      75.00       75.00     100.00

1,100,000.01 to 1,200,000.00        713   1,169,000      72.47       72.47     100.00

1,300,000.01 to 1,400,000.00        666   1,400,000      70.00       70.00     100.00

1,500,000.01 to 2,000,000.00        699   1,746,483      66.33       66.33     100.00
                                  -----   ---------     ------      ------    -------
TOTAL:                              719     261,715      77.11%      77.11%    100.00%
                                  =====   =========     ======      ======    =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                             GROUP I MORTGAGE LOANS


CURRENT MORTGAGE RATES

                                       AGGREGATE        % OF AGGREGATE
                       NUMBER          PRINCIPAL       PRINCIPAL BALANCE    WEIGHTED
RANGE OF CURRENT    OF MORTGAGE         BALANCE        OUTSTANDING AS OF     AVERAGE
MORTGAGE RATES (%)     LOANS          OUTSTANDING      THE CUT-OFF DATE      COUPON
------------------     -----          -----------      ----------------      ------
2.251 to 2.500              3      $  1,130,647.49            0.63%           2.500%

2.501 to 2.750             37        10,879,534.26            6.07            2.732

2.751 to 3.000             92        28,258,742.98           15.76            2.947

3.001 to 3.250            313        83,931,503.35           46.82            3.213

3.251 to 3.500            205        47,535,350.75           26.52            3.439

3.501 to 3.750             32         7,127,851.26            3.98            3.636

3.751 to 4.000              3           410,894.18            0.23            3.875
                    ---------      ---------------         -------          -------
TOTAL:                    685      $179,274,524.27          100.00%           3.216%
                    =========      ===============         =======          =======

                     WEIGHTED      AVERAGE       WEIGHTED     WEIGHTED
                     AVERAGE      PRINCIPAL       AVERAGE      AVERAGE      PERCENT
RANGE OF CURRENT      CREDIT       BALANCE       ORIGINAL     EFFECTIVE       FULL
MORTGAGE RATES (%)    SCORE      OUTSTANDING        LTV          LTV          DOC
------------------    -----      -----------        ---          ---          ---
2.251 to 2.500          702        376,882          69.46%       69.46%      100.00%

2.501 to 2.750          729        294,041          77.46        77.46       100.00

2.751 to 3.000          710        307,160          77.04        77.04       100.00

3.001 to 3.250          722        268,152          76.37        76.37       100.00

3.251 to 3.500          717        231,880          78.01        78.01       100.00

3.501 to 3.750          720        222,745          81.68        81.68       100.00

3.751 to 4.000          679        136,965          62.08        62.08       100.00
                      -----      ---------         ------      -------      -------
TOTAL:                  719        261,715          77.11%       77.11%      100.00%
                      =====      =========         ======      =======      =======


REMAINING TERM

                                          AGGREGATE      % OF AGGREGATE
                           NUMBER         PRINCIPAL    PRINCIPAL BALANCE   WEIGHTED
                         OF MORTGAGE       BALANCE     OUTSTANDING AS OF    AVERAGE
REMAINING TERM (MONTHS)     LOANS        OUTSTANDING    THE CUT-OFF DATE    COUPON
-----------------------     -----        -----------    ----------------    ------
276                          2        $  2,136,611.80         1.19%          3.307%
282                          3             893,185.50         0.50           3.240
283                          8           1,752,536.11         0.98           3.064
284                         68          17,381,249.15         9.70           3.250
285                         63          19,680,290.32        10.98           3.203
286                         64          18,135,632.72        10.12           3.099
287                         73          20,258,737.40        11.30           3.267
288                         60          14,319,852.80         7.99           3.258
289                         63          16,831,671.44         9.39           3.224
290                         73          18,190,453.10        10.15           3.216
291                         67          16,066,877.64         8.96           3.177
292                         31           7,537,822.88         4.20           3.143
293                         21           4,384,255.58         2.45           3.358
294                         31           6,810,361.50         3.80           3.246
295                         58          14,894,986.33         8.31           3.240
                           ---        ---------------       ------           -----
TOTAL:                     685        $179,274,524.27       100.00%          3.216%
                           ===        ===============       ======           =====

                           WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                           AVERAGE    PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                            CREDIT     BALANCE    ORIGINAL   EFFECTIVE    FULL
REMAINING TERM (MONTHS)     SCORE    OUTSTANDING     LTV        LTV        DOC
-----------------------     -----    -----------     ---        ---        ---
276                           690     1,068,306     63.33%     63.33%    100.00%
282                           765       297,729     69.40      69.40     100.00
283                           737       219,067     80.91      80.91     100.00
284                           712       255,607     77.03      77.03     100.00
285                           721       312,386     76.28      76.28     100.00
286                           714       283,369     73.10      73.10     100.00
287                           718       277,517     76.82      76.82     100.00
288                           726       238,664     78.58      78.58     100.00
289                           716       267,169     79.07      79.07     100.00
290                           722       249,184     77.67      77.67     100.00
291                           718       239,804     81.22      81.22     100.00
292                           702       243,156     77.64      77.64     100.00
293                           716       208,774     78.68      78.68     100.00
294                           736       219,689     76.52      76.52     100.00
295                           727       256,810     76.36      76.36     100.00
                              ---       -------     -----      -----     ------
TOTAL:                        719       261,715     77.11%     77.11%    100.00%
                              ===       =======     =====      =====     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS



                                       AGGREGATE       % OF AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                          NUMBER       PRINCIPAL      PRINCIPAL BALANCE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE    PERCENT
RANGE OF ORIGINAL         OF MORTGAGE  BALANCE        OUTSTANDING AS OF  AVERAGE   CREDIT    BALANCE    ORIGINAL  EFFECTIVE   FULL
LOAN-TO-VALUE RATIOS (%)  LOANS        OUTSTANDING    THE CUT-OFF DATE   COUPON    SCORE   OUTSTANDING    LTV       LTV        DOC
------------------------  -----        -----------    ----------------   ------    -----   -----------    ---       ---        ---
20.01 to 30.00              4      $  1,035,304.13       0.58%           3.212%     721     258,826      24.44%     24.44%  100.00%
30.01 to 40.00              6           644,985.13       0.36            3.250      717     107,498      35.01      35.01   100.00
40.01 to 50.00             13         3,629,335.86       2.02            3.265      742     279,180      46.49      46.49   100.00
50.01 to 60.00             18         5,072,986.17       2.83            3.161      719     281,833      55.23      55.23   100.00
60.01 to 70.00             61        23,617,626.91      13.17            3.180      713     387,174      66.58      66.58   100.00
70.01 to 75.00             33        15,272,989.63       8.52            3.172      732     462,818      73.87      73.87   100.00
75.01 to 80.00            456       108,808,792.29      60.69            3.220      719     238,616      79.66      79.66   100.00
80.01 to 85.00              5         1,152,770.56       0.64            3.180      746     230,554      83.07      83.07   100.00
85.01 to 90.00             28         6,439,194.66       3.59            3.288      716     229,971      89.57      89.57   100.00
90.01 to 95.00             61        13,600,538.93       7.59            3.267      707     222,960      94.57      94.57   100.00
                          ---      ---------------     ------            -----      ---     -------      -----      -----   ------
TOTAL:                    685      $179,274,524.27     100.00%           3.216%     719     261,715      77.11%     77.11%  100.00%
                          ===      ===============     ======            =====      ===     =======      =====      =====   ======





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION


RANGE OF                                           % OF AGGREGATE
EFFECTIVE                           AGGREGATE     PRINCIPAL BALANCE          WEIGHTED AVERAGE      WEIGHTED   WEIGHTED
LOAN-TO-VALUE         NUMBER         PRINCIPAL    OUTSTANDING AS   WEIGHTED  AVERAGE  PRINCIPAL    AVERAGE    AVERAGE     PERCENT
RATIOS AT          OF MORTGAGE       BALANCE       OF THE CUT-OFF  AVERAGE   CREDIT   BALANCE      ORIGINAL   EFFECTIVE    FULL
ORIGINATION (%)       LOANS         OUTSTANDING        DATE        COUPON    SCORE  OUTSTANDING      LTV        LTV         DOC
---------------       -----         -----------        ----        ------    -----  -----------      ---        ---         ---
20.01 to 30.00           4     $    1,035,304.13       0.58%       3.212%     721     258,826        24.44%     24.44%     100.00%
30.01 to 40.00           6            644,985.13       0.36        3.250      717     107,498        35.01      35.01      100.00
40.01 to 50.00          13          3,629,335.86       2.02        3.265      742     279,180        46.49      46.49      100.00
50.01 to 60.00          18          5,072,986.17       2.83        3.161      719     281,833        55.23      55.23      100.00
60.01 to 70.00          61         23,617,626.91      13.17        3.180      713     387,174        66.58      66.58      100.00
70.01 to 75.00          33         15,272,989.63       8.52        3.172      732     462,818        73.87      73.87      100.00
75.01 to 80.00         456        108,808,792.29      60.69        3.220      719     238,616        79.66      79.66      100.00
80.01 to 85.00           5          1,152,770.56       0.64        3.180      746     230,554        83.07      83.07      100.00
85.01 to 90.00          28          6,439,194.66       3.59        3.288      716     229,971        89.57      89.57      100.00
90.01 to 95.00          61         13,600,538.93       7.59        3.267      707     222,960        94.57      94.57      100.00
                       ---     -----------------     ------        -----      ---     -------        -----      -----      ------
TOTAL:                 685     $  179,274,524.27     100.00%       3.216%     719     261,715        77.11%     77.11%     100.00%
                       ===     =================     ======        =====      ===     =======        =====      =====      ======



CREDIT SCORES

                                   AGGREGATE     % OF AGGREGATE                WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                     NUMBER        PRINCIPAL      PRINCIPAL BALANCE  WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE     AVERAGE    PERCENT
RANGE OF CREDIT   OF MORTGAGE       BALANCE       OUTSTANDING AS OF  AVERAGE     CREDIT   BALANCE    ORIGINAL   EFFECTIVE     FULL
SCORES               LOANS        OUTSTANDING    THE CUT-OFF DATE    COUPON      SCORE  OUTSTANDING     LTV        LTV        DOC
Not Available           1     $   1,000,000.00        0.56%          3.500%        NA    1,000,000     76.92%     76.92%     100.00%
601 to 625              1           121,015.82        0.07           3.000        612      121,016     65.63      65.63      100.00
626 to 650             19         5,242,991.54        2.92           3.286        641      275,947     81.63      81.63      100.00
651 to 675             92        24,528,015.63       13.68           3.195        664      266,609     79.45      79.45      100.00
676 to 700            142        37,951,317.03       21.17           3.229        688      267,263     76.54      76.54      100.00
701 to 725            136        33,668,820.82       18.78           3.191        713      247,565     75.87      75.87      100.00
726 to 750            113        30,623,747.38       17.08           3.227        738      271,007     77.91      77.91      100.00
751 to 775            102        28,203,328.93       15.73           3.197        764      276,503     76.80      76.80      100.00
776 to 800             68        15,330,350.77        8.55           3.248        785      225,446     74.66      74.66      100.00
801 to 825             11         2,604,936.35        1.45           3.170        805      236,812     79.28      79.28      100.00
                      ---     ----------------      ------           -----        ---      -------     -----      -----      ------
TOTAL:                685     $ 179,274,524.27      100.00%          3.216%       719      261,715     77.11%     77.11%     100.00%
                      ===     ================      ======           =====        ===      =======     =====      =====      ======



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA

                                  AGGREGATE      % OF AGGREGATE                WEIGHTED   AVERAGE      WEIGHTED   WEIGHTED
                   NUMBER         PRINCIPAL      PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                 OF MORTGAGE       BALANCE       OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE      ORIGINAL   EFFECTIVE   FULL
GEOGRAPHIC AREA     LOANS        OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE      OUTSTANDING     LTV        LTV      DOC
---------------     -----        -----------     ----------------   ------     -----      -----------     ---        ---      ---
Florida              403     $ 110,683,080.21        61.74%         3.266%      719        274,648      76.65%     76.65%    100.00%
Georgia              262        63,960,588.37        35.68          3.127       719        244,124      77.74      77.74     100.00
Mississippi            1           205,380.17         0.11          3.250       782        205,380      80.00      80.00     100.00
North Carolina        13         2,541,959.56         1.42          3.261       718        195,535      81.61      81.61     100.00
South Carolina         5         1,483,620.69         0.83          3.206       717        296,724      75.21      75.21     100.00
Tennessee              1           399,895.27         0.22          3.250       721        399,895      80.00      80.00     100.00
                     ---     ----------------       ------          -----       ---        -------      -----      -----     ------
TOTAL:               685     $ 179,274,524.27       100.00%         3.216%      719        261,715      77.11%     77.11%    100.00%
                     ===     ================       ======          =====       ===        =======      =====      =====     ======





OCCUPANCY TYPE

                               AGGREGATE        % OF AGGREGATE                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                 NUMBER OF      PRINCIPAL        PRINCIPAL BALANCE  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    AVERAGE  PERCENT
                 MORTGAGE       BALANCE       OUTSTANDING AS OF      AVERAGE     CREDIT     BALANCE    ORIGINAL   EFFECTIVE   FULL
OCCUPANCY TYPE     LOANS       OUTSTANDING      THE CUT-OFF DATE     COUPON      SCORE    OUTSTANDING     LTV        LTV      DOC
--------------     -----       -----------      ----------------     ------      -----    -----------     ---        ---      ---
Primary             628    $   164,966,245.53       92.02%            3.213%      719       262,685      77.59%     77.59%   100.00%
Second Home          44         11,813,132.57        6.59             3.234       719       268,480      76.78      76.78    100.00
Investment           13          2,495,146.17        1.39             3.275       741       191,934      46.54      46.54    100.00
                    ---    ------------------      ------             -----       ---       -------      -----      -----    ------
TOTAL:              685    $   179,274,524.27      100.00%            3.216%      719       261,715      77.11%     77.11%   100.00%
                    ===    ==================      ======             =====       ===       =======      =====      =====    ======






PROPERTY TYPE

                                                  AGGREGATE             % OF AGGREGATE                              WEIGHTED
                           NUMBER                 PRINCIPAL            PRINCIPAL BALANCE          WEIGHTED          AVERAGE
                        OF MORTGAGE                BALANCE             OUTSTANDING AS OF          AVERAGE           CREDIT
PROPERTY TYPE               LOANS                OUTSTANDING           THE CUT-OFF DATE            COUPON            SCORE
Single Family                251            $    66,426,559.61             37.05%                   3.235%            716
Planned Unit
  Development                357                 95,499,481.72             53.27                    3.191             720
Condominium                   73                 16,177,556.23              9.02                    3.269             727
Two- to Four-Family            4                  1,170,926.71              0.65                    3.382             682
                             ---            ------------------            ------                    -----             ---
TOTAL:                       685            $   179,274,524.27            100.00%                   3.216%            719
                             ===            ==================            ======                    =====             ===

                         AVERAGE        WEIGHTED       WEIGHTED
                        PRINCIPAL        AVERAGE        AVERAGE         PERCENT
                         BALANCE        ORIGINAL       EFFECTIVE         FULL
PROPERTY TYPE          OUTSTANDING         LTV            LTV            DOC
-------------          -----------         ---            ---            ---
Single Family            264,648          75.98%         75.98%         100.00%
Planned Unit
  Development            267,506          77.62          77.62          100.00
Condominium              221,610          78.54          78.54          100.00
Two- to Four-Family      292,732          80.00          80.00          100.00
                         -------          -----          -----          ------
TOTAL:                   261,715          77.11%         77.11%         100.00%
                         =======          =====          =====          ======



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

LOAN PURPOSE

                                   AGGREGATE    % OF AGGREGATE               WEIGHTED  AVERAGE      WEIGHTED   WEIGHTED
                      NUMBER       PRINCIPAL   PRINCIPAL BALANCE  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE    AVERAGE     PERCENT
                   OF MORTGAGE      BALANCE     OUTSTANDING AS OF  AVERAGE   CREDIT    BALANCE      ORIGINAL   EFFECTIVE    FULL
LOAN PURPOSE          LOANS       OUTSTANDING   THE CUT-OFF DATE   COUPON    SCORE   OUTSTANDING      LTV        LTV        DOC
------------          -----       -----------   ----------------   ------    -----   -----------      ---        ---        ---
Purchase               474     $ 121,018,255.59      67.50%        3.220%     722     255,313        79.81%     79.81%     100.00%
Refinance
 (No Cash-out)         104        27,034,619.73      15.08         3.230      715     259,948        70.22      70.22      100.00
Refinance
  (Cash-out)           107        31,221,648.95      17.42         3.185      709     291,791        72.60      72.60      100.00
                       ---     ----------------     ------         -----      ---     -------        -----      -----      ------
TOTAL:                 685     $ 179,274,524.27     100.00%        3.216%     719     261,715        77.11%     77.11%     100.00%
                       ===     ================     ======         =====      ===     =======        =====      =====      ======





LOAN DOCUMENTATION

                                   AGGREGATE     % OF AGGREGATE               WEIGHTED   AVERAGE      WEIGHTED   WEIGHTED
                       NUMBER      PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
                    OF MORTGAGE     BALANCE       OUTSTANDING AS OF AVERAGE   CREDIT     BALANCE      ORIGINAL   EFFECTIVE    FULL
LOAN DOCUMENTATION     LOANS       OUTSTANDING   THE CUT-OFF DATE    COUPON    SCORE   OUTSTANDING      LTV        LTV        DOC
------------------     -----       -----------   ----------------    ------    -----   -----------      ---        ---        ---
Full Documentation     685      $179,274,524.27      100.00%         3.216%    719        261,715      77.11%     77.11%     100.00%
                       ---      ---------------      ------          -----     ---        -------      -----      -----      ------
TOTAL:                 685      $179,274,524.27      100.00%         3.216%    719        261,715      77.11%     77.11%     100.00%
                       ===      ===============      ======          =====     ===        =======      =====      =====      ======









Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

MARGINS

                            AGGREGATE     % OF AGGREGATE                WEIGHTED   AVERAGE      WEIGHTED   WEIGHTED
              NUMBER        PRINCIPAL    PRINCIPAL BALANCE  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    AVERAGE     PERCENT
            OF MORTGAGE      BALANCE     OUTSTANDING AS OF  AVERAGE      CREDIT    BALANCE      ORIGINAL   EFFECTIVE     FULL
MARGINS (%)   LOANS        OUTSTANDING   THE CUT-OFF DATE   COUPON        SCORE  OUTSTANDING       LTV        LTV        DOC
-----------   -----        -----------   ----------------   ------        -----  -----------       ---        ---        ---
    1.375       5       $  1,411,345.30       0.79%          2.583%        714     282,269        68.21%     68.21%     100.00%
    1.500      11          2,940,414.27       1.64           2.733         710     267,310        79.60      79.60      100.00
    1.625      32          9,443,616.12       5.27           2.761         734     295,113        78.62      78.62      100.00
    1.750      55         17,915,091.56       9.99           2.945         711     325,729        76.28      76.28      100.00
    1.875      84         21,817,509.56      12.17           3.087         718     259,732        77.10      77.10      100.00
    2.000      79         24,246,853.18      13.52           3.193         723     306,922        74.12      74.12      100.00
    2.125     247         59,880,780.74      33.40           3.279         721     242,432        77.59      77.59      100.00
    2.250     164         39,505,335.85      22.04           3.477         715     240,886        78.21      78.21      100.00
    2.375       8          2,113,577.69       1.18           3.544         721     264,197        79.81      79.81      100.00
              ---       ---------------     ------           -----         ---     -------        -----      -----      ------
TOTAL:        685       $179,274,524.27     100.00%          3.216%        719     261,715        77.11%     77.11%     100.00%
              ===       ===============     ======           =====         ===     =======        =====      =====      ======




MAXIMUM MORTGAGE RATE

                                   AGGREGATE      % OF AGGREGATE             WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                      NUMBER       PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE    PERCENT
MAXIMUM            OF MORTGAGE      BALANCE      OUTSTANDING AS OF  AVERAGE   CREDIT       BALANCE    ORIGINAL   EFFECTIVE    FULL
MORTGAGE RATE (%)      LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON    SCORE     OUTSTANDING      LTV       LTV        DOC
-----------------      -----      -----------    ----------------   ------    -----     -----------      ---       ---        ---
12.000                  685     $179,274,524.27       100.00%        3.216%    719        261,715      77.11%     77.11%     100.00%
                        ---     ---------------       ------         -----     ---        -------      -----      -----      ------
TOTAL:                  685     $179,274,524.27       100.00%        3.216%    719        261,715      77.11%     77.11%     100.00%
                        ===     ===============       ======         =====     ===        =======      =====      =====      ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP I MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE     % OF AGGREGATE                WEIGHTED  AVERAGE     WEIGHTED   WEIGHTED
                     NUMBER        PRINCIPAL     PRINCIPAL BALANCE   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE     PERCENT
NEXT RATE          OF MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT    BALANCE     ORIGINAL   EFFECTIVE    FULL
ADJUSTMENT DATE       LOANS       OUTSTANDING    THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV       LTV         DOC
August 2004            334     $  97,580,441.68      54.43%           3.155%    720       292,157     76.07%     76.07%     100.00%
September 2004          85        21,965,306.86      12.25            3.328     720       258,415     76.83      76.83      100.00
October 2004            84        20,657,617.39      11.52            3.211     717       245,924     79.12      79.12      100.00
November 2004           60        13,137,584.92       7.33            3.153     702       218,960     78.13      78.13      100.00
December 2004           58        12,824,490.31       7.15            3.423     724       221,112     79.14      79.14      100.00
January 2005            64        13,109,083.11       7.31            3.345     727       204,829     79.11      79.11      100.00
                       ---     ----------------     ------            -----     ---       -------     -----      -----      ------
TOTAL:                 685     $ 179,274,524.27     100.00%           3.216%    719       261,715     77.11%     77.11%     100.00%
                       ===     ================     ======            =====     ===       =======     =====      =====      ======




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP II MORTGAGE LOANS

Total Current Balance                               $179,280,122.22
Total Number of Loans                                           741

                              AVERAGE OR
                               WEIGHTED
                               AVERAGE (1)           MINIMUM           MAXIMUM
                               -----------           -------           -------
Current Balance             $   241,943.48      $    52,642.94      $ 2,328,730.75
Original Balance            $   246,682.20      $    75,000.00      $ 2,340,000.00

Loan Rate                            3.296%              2.375%              3.875%
Servicing Fee                        0.250%              0.250%              0.250%
Net Loan Rate                        3.046%              2.125%              3.625%

Gross Margin                         2.069%              1.250%              2.625%
Maximum Loan Rate                   12.000%             12.000%             12.000%

Original LTV                         77.63%              11.43%              95.39%
Effective LTV                        77.63%              11.43%              95.39%

Credit Score                           716                 613                 821

Original Term (mos)                    300                 300                 300
Remaining Term (mos)                   289                 282                 295
Seasoning (mos)                         11                   5                  18

Next Rate Reset                          3                   1                   6
Rate Adj Freq                            6                   6                   6
First Rate Adj Freq (2)                  6                   6                   6

IO Original Term                       120                 120                 120
IO Remaining Term                      109                 102                 115

Top State Concentrations ($)  FL(48.59%),GA(47.40%),NC(2.40%),SC(0.76%),AL(0.41%)

First Pay Date                                        02/01/03            03/01/04
Rate Change Date                                      08/01/04            01/01/05
Maturity Date                                         01/01/28            02/01/29


      (1)   Based on current balances

      (2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP II MORTGAGE LOANS

INDEX

                                  AGGREGATE       % OF AGGREGATE               WEIGHTED  AVERAGE      WEIGHTED   WEIGHTED
                   NUMBER OF      PRINCIPAL      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE    PERCENT
                   MORTGAGE        BALANCE       OUTSTANDING AS OF  AVERAGE    CREDIT    BALANCE      ORIGINAL   EFFECTIVE    FULL
INDEX               LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE   OUTSTANDING      LTV        LTV        DOC
-----               -----        -----------      ----------------   ------    -----   -----------      ---        ---        ---
Six-Month LIBOR      741     $   179,280,122.22       100.00%        3.296%     716     241,943        77.63%     77.63%     100.00%
                     ---     ------------------       ------         -----      ---     -------        -----      -----      ------
TOTAL:               741     $   179,280,122.22       100.00%        3.296%     716     241,943        77.63%     77.63%     100.00%
                     ===     ==================       ======         =====      ===     =======        =====      =====      ======





CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                    AGGREGATE              % OF AGGREGATE
                                     NUMBER OF      PRINCIPAL            PRINCIPAL BALANCE       WEIGHTED
RANGE OF CUT-OFF DATE                MORTGAGE         BALANCE             OUTSTANDING AS OF      AVERAGE
STATED PRINCIPAL BALANCES ($)         LOANS        OUTSTANDING           THE CUT-OFF DATE        COUPON
0.01 to 100,000.00                      61     $     5,376,409.41              3.00%             3.313%
100,000.01 to 200,000.00               339          50,207,598.49             28.01              3.304
200,000.01 to 300,000.00               167          40,056,026.91             22.34              3.295
300,000.01 to 400,000.00                90          30,742,996.06             17.15              3.314
400,000.01 to 500,000.00                39          17,418,003.18              9.72              3.320
500,000.01 to 600,000.00                 9           4,902,528.28              2.73              3.193
600,000.01 to 700,000.00                18          11,691,868.72              6.52              3.258
700,000.01 to 800,000.00                 8           5,962,560.01              3.33              3.237
800,000.01 to 900,000.00                 1             810,000.00              0.45              3.250
900,000.01 to 1,000,000.00               4           3,856,844.04              2.15              3.062
1,200,000.01 to 1,300,000.00             1           1,214,316.03              0.68              3.000
1,300,000.01 to 1,400,000.00             2           2,712,240.34              1.51              3.194
1,500,000.01 to 2,000,000.00             1           2,000,000.00              1.12              3.375
2,000,000.01 to 2,500,000.00             1           2,328,730.75              1.30              3.875
                                       ---     ------------------            ------              -----
TOTAL:                                 741     $   179,280,122.22            100.00%             3.296%
                                       ===     ==================            ======              =====

                                     WEIGHTED    AVERAGE      WEIGHTED   WEIGHTED
                                     AVERAGE     PRINCIPAL     AVERAGE    AVERAGE    PERCENT
RANGE OF CUT-OFF DATE                 CREDIT     BALANCE      ORIGINAL   EFFECTIVE     FULL
STATED PRINCIPAL BALANCES ($)         SCORE     OUTSTANDING      LTV        LTV         DOC
-----------------------------         -----     -----------      ---        ---         ---
0.01 to 100,000.00                     725        88,138        76.15%     76.15%     100.00%
100,000.01 to 200,000.00               717       148,105        78.89      78.89      100.00
200,000.01 to 300,000.00               711       239,856        80.30      80.30      100.00
300,000.01 to 400,000.00               713       341,589        78.36      78.36      100.00
400,000.01 to 500,000.00               724       446,615        78.59      78.59      100.00
500,000.01 to 600,000.00               702       544,725        75.94      75.94      100.00
600,000.01 to 700,000.00               713       649,548        76.76      76.76      100.00
700,000.01 to 800,000.00               755       745,320        75.06      75.06      100.00
800,000.01 to 900,000.00               653       810,000        74.65      74.65      100.00
900,000.01 to 1,000,000.00             695       964,211        72.32      72.32      100.00
1,200,000.01 to 1,300,000.00           680     1,214,316        70.00      70.00      100.00
1,300,000.01 to 1,400,000.00           705     1,356,120        54.97      54.97      100.00
1,500,000.01 to 2,000,000.00           709     2,000,000        61.30      61.30      100.00
2,000,000.01 to 2,500,000.00           761     2,328,731        60.00      60.00      100.00
                                       ---       -------        -----      -----      ------
TOTAL:                                 716       241,943        77.63%     77.63%     100.00%
                                       ===       =======        =====      =====      ======






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                             GROUP II MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                    AGGREGATE     % OF AGGREGATE                WEIGHTED  AVERAGE     WEIGHTED   WEIGHTED
                     NUMBER OF      PRINCIPAL     PRINCIPAL BALANCE   WEIGHTED   AVERAGE PRINCIPAL    AVERAGE    AVERAGE    PERCENT
RANGE OF CURRENT     MORTGAGE        BALANCE      OUTSTANDING AS OF   AVERAGE    CREDIT   BALANCE     ORIGINAL   EFFECTIVE    FULL
MORTGAGE RATES (%)    LOANS        OUTSTANDING    THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING      LTV        LTV       DOC
2.251 to 2.500           2     $   1,022,989.79          0.57%         2.387%     735     511,495       64.92%     64.92%    100.00%
2.501 to 2.750           6         1,471,008.24          0.82          2.733      730     245,168       85.78      85.78     100.00
2.751 to 3.000          89        27,464,143.32         15.32          2.972      717     308,586       77.00      77.00     100.00
3.001 to 3.250         242        53,120,240.40         29.63          3.183      717     219,505       78.32      78.32     100.00
3.251 to 3.500         348        81,844,732.83         45.65          3.426      714     235,186       77.65      77.65     100.00
3.501 to 3.750          44         9,326,528.51          5.20          3.638      708     211,967       80.17      80.17     100.00
3.751 to 4.000          10         5,030,479.13          2.81          3.875      729     503,048       68.94      68.94     100.00
                       ---     ----------------        ------          -----      ---     -------       -----      -----     ------
TOTAL:                 741     $ 179,280,122.22        100.00%         3.296%     716     241,943       77.63%     77.63%    100.00%
                       ===     ================        ======          =====      ===     =======       =====      =====     ======



REMAINING TERM

                                AGGREGATE         % OF AGGREGATE
REMAINING    NUMBER OF           PRINCIPAL      PRINCIPAL BALANCE      WEIGHTED
TERM         MORTGAGE             BALANCE        OUTSTANDING AS OF      AVERAGE
(MONTHS)      LOANS             OUTSTANDING      THE CUT-OFF DATE       COUPON
--------      -----             -----------      ----------------       ------
282            2          $       293,307.98            0.16%           3.000%
283            6                  827,510.48            0.46            3.332
284           69               18,566,412.35           10.36            3.288
285           68               15,869,712.93            8.85            3.223
286           68               16,331,053.24            9.11            3.192
287           69               13,582,451.59            7.58            3.426
288           61               14,202,512.51            7.92            3.415
289           70               18,984,355.25           10.59            3.391
290           63               15,367,019.58            8.57            3.377
291           79               21,624,454.62           12.06            3.183
292           47                9,349,570.20            5.22            3.134
293           27                8,369,086.94            4.67            3.433
294           37                9,255,428.78            5.16            3.364
295           75               16,657,245.77            9.29            3.226
             ---          ------------------          ------            -----
TOTAL:       741          $   179,280,122.22          100.00%           3.296%
             ===          ==================          ======            =====

             WEIGHTED   AVERAGE        WEIGHTED   WEIGHTED
REMAINING    AVERAGE   PRINCIPAL       AVERAGE    AVERAGE     PERCENT
TERM         CREDIT    BALANCE        ORIGINAL   EFFECTIVE    FULL
(MONTHS)      SCORE   OUTSTANDING        LTV       LTV         DOC
--------      -----   -----------        ---       ---         ---
    282         669     146,654        64.95%     64.95%     100.00%
    283         728     137,918        80.66      80.66      100.00
    284         716     269,078        77.09      77.09      100.00
    285         712     233,378        77.70      77.70      100.00
    286         716     240,163        79.65      79.65      100.00
    287         717     196,847        75.81      75.81      100.00
    288         714     232,828        77.29      77.29      100.00
    289         718     271,205        77.19      77.19      100.00
    290         714     243,921        79.93      79.93      100.00
    291         713     273,727        75.95      75.95      100.00
    292         708     198,927        80.64      80.64      100.00
    293         713     309,966        76.21      76.21      100.00
    294         713     250,147        80.62      80.62      100.00
    295         731     222,097        75.96      75.96      100.00
                ---     -------        -----      -----      ------
 TOTAL:         716     241,943        77.63%     77.63%     100.00%
                ===     =======        =====      =====      ======




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

        GROUP II MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                 AGGREGATE      % OF AGGREGATE
                              NUMBER OF          PRINCIPAL      PRINCIPAL BALANCE     WEIGHTED
RANGE OF ORIGINAL             MORTGAGE            BALANCE        OUTSTANDING AS OF     AVERAGE
LOAN-TO-VALUE RATIOS (%)      LOANS             OUTSTANDING    THE CUT-OFF DATE         COUPON
--------------------          ---------         -----------    -------------------    --------
10.01 to 20.00                 2          $       247,178.90            0.14%           3.534%
20.01 to 30.00                 3                  301,714.64            0.17            3.469
30.01 to 40.00                 3                1,817,767.82            1.01            3.383
40.01 to 50.00                16                3,473,305.57            1.94            3.211
50.01 to 60.00                19                7,331,134.32            4.09            3.480
60.01 to 70.00                47               14,993,139.71            8.36            3.216
70.01 to 75.00                32                9,195,659.85            5.13            3.243
75.01 to 80.00               504              117,594,270.89           65.59            3.295
80.01 to 85.00                11                2,735,517.58            1.53            3.349
85.01 to 90.00                47               10,160,376.68            5.67            3.339
90.01 to 95.00                56               11,205,756.26            6.25            3.293
95.01 to 100.00                1                  224,300.00            0.13            3.500
                             ---          ------------------          ------            -----
TOTAL:                       741          $   179,280,122.22          100.00%           3.296%
                             ===          ==================          ======            =====


                          WEIGHTED        AVERAGE            WEIGHTED      WEIGHTED
                          AVERAGE        PRINCIPAL           AVERAGE        AVERAGE           PERCENT
RANGE OF ORIGINAL         CREDIT          BALANCE           ORIGINAL       EFFECTIVE           FULL
LOAN-TO-VALUE RATIOS (%)   SCORE        OUTSTANDING            LTV             LTV              DOC
------------------------   -----        -----------            ---             ---              ---
10.01 to 20.00               745          123,589             15.71%          15.71%          100.00%
20.01 to 30.00               759          100,572             24.08           24.08           100.00
30.01 to 40.00               683          605,923             39.40           39.40           100.00
40.01 to 50.00               763          217,082             47.26           47.26           100.00
50.01 to 60.00               733          385,849             57.37           57.37           100.00
60.01 to 70.00               721          319,003             65.61           65.61           100.00
70.01 to 75.00               717          287,364             73.21           73.21           100.00
75.01 to 80.00               716          233,322             79.69           79.69           100.00
80.01 to 85.00               688          248,683             83.88           83.88           100.00
85.01 to 90.00               708          216,178             89.61           89.61           100.00
90.01 to 95.00               697          200,103             94.67           94.67           100.00
95.01 to 100.00              719          224,300             95.39           95.39           100.00
                             ---          -------             -----           -----           ------
TOTAL:                       716          241,943             77.63%          77.63%          100.00%
                             ===          =======             =====           =====           ======







EFFECTIVE LOAN-TO-VALUE RATIOS AT
ORIGINATION

                                              AGGREGATE         % OF AGGREGATE
RANGE OF EFFECTIVE         NUMBER OF          PRINCIPAL       PRINCIPAL BALANCE      WEIGHTED
LOAN-TO-VALUE RATIOS       MORTGAGE            BALANCE        OUTSTANDING AS OF      AVERAGE
AT ORIGINATION (%)          LOANS             OUTSTANDING      THE CUT-OFF DATE       COUPON
------------------          -----             -----------      ----------------       ------
10.01 to 20.00                 2          $       247,178.90            0.14%           3.534%
20.01 to 30.00                 3                  301,714.64            0.17            3.469
30.01 to 40.00                 3                1,817,767.82            1.01            3.383
40.01 to 50.00                16                3,473,305.57            1.94            3.211
50.01 to 60.00                19                7,331,134.32            4.09            3.480
60.01 to 70.00                47               14,993,139.71            8.36            3.216
70.01 to 75.00                32                9,195,659.85            5.13            3.243
75.01 to 80.00               504              117,594,270.89           65.59            3.295
80.01 to 85.00                11                2,735,517.58            1.53            3.349
85.01 to 90.00                47               10,160,376.68            5.67            3.339
90.01 to 95.00                56               11,205,756.26            6.25            3.293
95.01 to 100.00                1                  224,300.00            0.13            3.500
                             ---          ------------------          ------            -----
TOTAL:                       741          $   179,280,122.22          100.00%           3.296%
                             ===          ==================          ======            =====

                           WEIGHTED      AVERAGE             WEIGHTED       WEIGHTED
RANGE OF EFFECTIVE         AVERAGE      PRINCIPAL            AVERAGE        AVERAGE           PERCENT
LOAN-TO-VALUE RATIOS       CREDIT        BALANCE            ORIGINAL        EFFECTIVE          FULL
AT ORIGINATION (%)          SCORE      OUTSTANDING             LTV             LTV              DOC
------------------          -----      -----------             ---             ---              ---
10.01 to 20.00               745          123,589             15.71%          15.71%          100.00%
20.01 to 30.00               759          100,572             24.08           24.08           100.00
30.01 to 40.00               683          605,923             39.40           39.40           100.00
40.01 to 50.00               763          217,082             47.26           47.26           100.00
50.01 to 60.00               733          385,849             57.37           57.37           100.00
60.01 to 70.00               721          319,003             65.61           65.61           100.00
70.01 to 75.00               717          287,364             73.21           73.21           100.00
75.01 to 80.00               716          233,322             79.69           79.69           100.00
80.01 to 85.00               688          248,683             83.88           83.88           100.00
85.01 to 90.00               708          216,178             89.61           89.61           100.00
90.01 to 95.00               697          200,103             94.67           94.67           100.00
95.01 to 100.00              719          224,300             95.39           95.39           100.00
                             ---          -------             -----           -----           ------
TOTAL:                       716          241,943             77.63%          77.63%          100.00%
                             ===          =======             =====           =====           ======





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                   MLCC 2004-HB1

                            GROUP II MORTGAGE LOANS

CREDIT SCORES

                                            AGGREGATE      % OF AGGREGATE
                     NUMBER OF              PRINCIPAL      PRINCIPAL BALANCE      WEIGHTED
RANGE OF             MORTGAGE                BALANCE       OUTSTANDING AS OF       AVERAGE
CREDIT SCORES          LOANS               OUTSTANDING     THE CUT-OFF DATE        COUPON
-------------          -----               -----------     ----------------        ------
601 to 625                3          $       760,273.96            0.42%           3.225%
626 to 650               24                5,959,591.37            3.32            3.389
651 to 675              129               32,228,737.30           17.98            3.320
676 to 700              139               33,076,942.82           18.45            3.288
701 to 725              142               34,171,684.58           19.06            3.298
726 to 750              113               26,858,473.43           14.98            3.199
751 to 775              110               27,357,605.06           15.26            3.344
776 to 800               70               16,493,679.21            9.20            3.314
801 to 825               11                2,373,134.49            1.32            3.297
                        ---          ------------------          ------            -----
TOTAL:                  741          $   179,280,122.22          100.00%           3.296%
                        ===          ==================          ======            =====



                     WEIGHTED       AVERAGE             WEIGHTED       WEIGHTED
                      AVERAGE      PRINCIPAL            AVERAGE         AVERAGE          PERCENT
RANGE OF               CREDIT       BALANCE             ORIGINAL       EFFECTIVE           FULL
CREDIT SCORES         SCORE      OUTSTANDING             LTV             LTV                DOC
-------------         -----      -----------             ---             ---                ---
601 to 625              618          253,425             92.09%          92.09%          100.00%
626 to 650              639          248,316             79.03           79.03           100.00
651 to 675              663          249,835             78.44           78.44           100.00
676 to 700              688          237,964             79.14           79.14           100.00
701 to 725              713          240,646             79.03           79.03           100.00
726 to 750              740          237,686             77.36           77.36           100.00
751 to 775              763          248,706             75.93           75.93           100.00
776 to 800              784          235,624             71.69           71.69           100.00
801 to 825              804          215,739             81.39           81.39           100.00
                        ---          -------             -----           -----           ------
TOTAL:                  716          241,943             77.63%          77.63%          100.00%
                        ===          =======             =====           =====           ======






GEOGRAPHIC AREA

                                              AGGREGATE         % OF AGGREGATE
                            NUMBER OF         PRINCIPAL       PRINCIPAL BALANCE      WEIGHTED
                            MORTGAGE           BALANCE        OUTSTANDING AS OF       AVERAGE
GEOGRAPHIC AREA             LOANS            OUTSTANDING       THE CUT-OFF DATE        COUPON
---------------             -----            -----------       ----------------        ------
Alabama                       3          $       733,450.00            0.41%           2.955%
Colorado                      1                  275,613.80            0.15            3.375
Florida                     341               87,117,889.80           48.59            3.417
Georgia                     369               84,976,247.72           47.40            3.184
North Carolina               19                4,307,102.03            2.40            3.199
South Carolina                6                1,369,868.87            0.76            3.037
Tennessee                     2                  499,950.00            0.28            3.302
                            ---          ------------------          ------            -----
TOTAL:                      741          $   179,280,122.22          100.00%           3.296%
                            ===          ==================          ======            =====

                         WEIGHTED       AVERAGE           WEIGHTED        WEIGHTED
                          AVERAGE      PRINCIPAL           AVERAGE         AVERAGE           PERCENT
                           CREDIT       BALANCE            ORIGINAL       EFFECTIVE            FULL
GEOGRAPHIC AREA            SCORE       OUTSTANDING            LTV            LTV               DOC
---------------            -----       -----------            ---            ---               ---
Alabama                     742          244,483             87.91%          87.91%          100.00%
Colorado                    696          275,614             91.30           91.30           100.00
Florida                     714          255,478             76.96           76.96           100.00
Georgia                     717          230,288             78.13           78.13           100.00
North Carolina              732          226,690             77.33           77.33           100.00
South Carolina              697          228,311             80.60           80.60           100.00
Tennessee                   657          249,975             81.07           81.07           100.00
                            ---          -------             -----           -----           ------
TOTAL:                      716          241,943             77.63%          77.63%          100.00%
                            ===          =======             =====           =====           ======





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                          GROUP II MORTGAGE LOANS

OCCUPANCY TYPE

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
OCCUPANCY TYPE              LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Primary                       683  $167,584,367.59             93.48%    3.295%       714      245,365    77.65%     77.65%  100.00%
Second Home                    44     9,905,043.95              5.52     3.318        739      225,115    80.27      80.27   100.00
Investment                     14     1,790,710.68              1.00     3.329        738      127,908    61.03      61.03   100.00
TOTAL:                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%

PROPERTY TYPE

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
PROPERTY TYPE               LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Single Family                 306  $ 71,961,977.60             40.14%    3.252%       714      235,170    76.33%     76.33%  100.00%
Planned Unit
  Development                 344    89,217,574.64             49.76     3.326        715      259,353    77.82      77.82   100.00
Condominium                    88    17,580,282.93              9.81     3.324        730      199,776    82.15      82.15   100.00
Two- to Four-Family             2       343,450.00              0.19     3.375        728      171,725    68.25      68.25   100.00
De Minimis PUD                  1       176,837.05              0.10     3.375        683      176,837    79.98      79.98   100.00
TOTAL:                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%

LOAN PURPOSE

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
LOAN PURPOSE                LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Purchase                      490  $115,480,394.27             64.41%    3.320%       717      235,674    80.23%     80.23%  100.00%
Refinance (No
  Cash-out)                   148    31,955,885.18             17.82     3.289        712      215,918    73.70      73.70   100.00
Refinance (Cash-out)          103    31,843,842.77             17.76     3.219        714      309,164    72.16      72.16   100.00
TOTAL:                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                             GROUP II MORTGAGE LOANS

LOAN DOCUMENTATION

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
LOAN DOCUMENTATION          LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Full Documentation            741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%
                              ---  ---------------            ------     -----        ---      -------    -----      -----   ------
TOTAL:                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%
                              ===  ===============            ======     =====        ===      =======    =====      =====   ======

MARGINS

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
MARGINS (%)                 LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
1.250                           1  $    925,000.00              0.52%    2.375%       741      925,000    63.36%     63.36%  100.00%
1.375                           1        97,989.79              0.05     2.500        680       97,990    79.67      79.67   100.00
1.500                           2       474,450.00              0.26     2.698        705      237,225    85.70      85.70   100.00
1.625                          10     2,812,975.83              1.57     2.837        724      281,298    82.56      82.56   100.00
1.750                          57    16,290,477.80              9.09     2.990        721      285,798    75.58      75.58   100.00
1.875                         107    26,943,943.27             15.03     3.090        718      251,813    77.49      77.49   100.00
2.000                         152    35,697,821.64             19.91     3.226        714      234,854    76.99      76.99   100.00
2.125                         123    25,639,307.21             14.30     3.366        714      208,450    80.36      80.36   100.00
2.250                         279    66,977,555.30             37.36     3.477        713      240,063    77.97      77.97   100.00
2.375                           8     1,091,870.63              0.61     3.597        730      136,484    80.88      80.88   100.00
2.625                           1     2,328,730.75              1.30     3.875        761    2,328,731    60.00      60.00   100.00
                              ---  ---------------            ------     -----        ---    ---------    -----      -----   ------
TOTAL:                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%
                              ===  ===============            ======     =====        ===    =========    =====      =====   ======

MAXIMUM MORTGAGE RATE

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
MAXIMUM MORTGAGE         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
RATE (%)                    LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
12.000                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%
                              ---  ---------------            ------     -----        ---      -------    -----      -----   ------
TOTAL:                        741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%
                              ===  ===============            ======     =====        ===      =======    =====      =====   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                             GROUP II MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                        AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                       NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
NEXT RATE               MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
ADJUSTMENT DATE            LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
August 2004                  151  $ 36,469,111.50             20.34%    3.314%       724      241,517    76.71%     76.71%  100.00%
September 2004               132    33,933,431.93             18.93     3.328        715      257,071    78.37      78.37   100.00
October 2004                 147    37,494,167.55             20.91     3.200        713      255,062    76.69      76.69   100.00
November 2004                115    25,680,623.44             14.32     3.171        713      223,310    80.01      80.01   100.00
December 2004                 96    21,951,538.53             12.24     3.429        715      228,662    75.96      75.96   100.00
January 2005                 100    23,751,249.27             13.25     3.390        713      237,512    78.44      78.44   100.00
TOTAL:                       741  $179,280,122.22            100.00%    3.296%       716      241,943    77.63%     77.63%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

Total Current Balance                                            $179,294,703.74
Total Number of Loans                                                        776

                                        AVERAGE OR
                               WEIGHTED AVERAGE (1)      MINIMUM         MAXIMUM
Current Balance                         $231,049.88   $50,000.00   $1,747,517.52
Original Balance                        $233,898.82   $67,500.00   $1,750,000.00

Loan Rate                                    3.300%       2.625%          3.875%
Servicing Fee                                0.250%       0.250%          0.250%
Net Loan Rate                                3.050%       2.375%          3.625%

Gross Margin                                 2.068%       1.500%          2.500%
Maximum Loan Rate                           12.000%      12.000%         12.000%

Original LTV                                 78.22%        7.23%          95.00%
Effective LTV                                78.22%        7.23%          95.00%

Credit Score                                    714          614             810

Original Term (mos)                             300          300             300
Remaining Term (mos)                            289          276             296
Seasoning (mos)                                  11            4              24

Next Rate Reset                                   3            1               6
Rate Adj Freq                                     6            6               6
First Rate Adj Freq (2)                           6            6               6

IO Original Term                                120          120             120
IO Remaining Term                               109           96             116

Top State Concentrations ($) GA(49.63%),FL(47.03%),NC(2.38%),SC(0.89%),AL(0.07%)

First Pay Date                                          08/01/02        04/01/04
Rate Change Date                                        08/01/04        01/01/05
Maturity Date                                           07/01/27        03/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

INDEX

                                              AGGREGATE    % OF AGGREGATE          WEIGHTED     AVERAGE WEIGHTED  WEIGHTED
                              NUMBER OF       PRINCIPAL PRINCIPAL BALANCE WEIGHTED  AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                               MORTGAGE         BALANCE OUTSTANDING AS OF  AVERAGE   CREDIT     BALANCE ORIGINAL EFFECTIVE     FULL
INDEX                             LOANS     OUTSTANDING  THE CUT-OFF DATE   COUPON    SCORE OUTSTANDING      LTV       LTV      DOC
Six-Month LIBOR                     776 $179,294,703.74           100.00%   3.300%      714     231,050   78.22%    78.22%  100.00%
TOTAL:                              776 $179,294,703.74           100.00%   3.300%      714     231,050   78.22%    78.22%  100.00%

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                              AGGREGATE    % OF AGGREGATE          WEIGHTED     AVERAGE WEIGHTED  WEIGHTED
                              NUMBER OF       PRINCIPAL PRINCIPAL BALANCE WEIGHTED  AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF CUT-OFF DATE STATED   MORTGAGE         BALANCE OUTSTANDING AS OF  AVERAGE   CREDIT     BALANCE ORIGINAL EFFECTIVE     FULL
PRINCIPAL BALANCES ($)            LOANS     OUTSTANDING  THE CUT-OFF DATE   COUPON    SCORE OUTSTANDING      LTV       LTV      DOC
0.01 to 100,000.00                   71   $6,236,440.62             3.48%   3.326%      725      87,837   75.52%    75.52%  100.00%
100,000.01 to 200,000.00            382   57,836,502.73            32.26    3.272       715     151,404   78.91     78.91   100.00
200,000.01 to 300,000.00            162   39,486,013.89            22.02    3.291       716     243,741   79.81     79.81   100.00
300,000.01 to 400,000.00             81   28,451,728.30            15.87    3.305       716     351,256   79.50     79.50   100.00
400,000.01 to 500,000.00             31   14,009,321.63             7.81    3.332       717     451,914   78.63     78.63   100.00
500,000.01 to 600,000.00             24   13,017,200.64             7.26    3.335       706     542,383   75.29     75.29   100.00
600,000.01 to 700,000.00             12    7,723,110.14             4.31    3.233       705     643,593   79.42     79.42   100.00
700,000.01 to 800,000.00              6    4,479,129.60             2.50    3.312       688     746,522   72.82     72.82   100.00
800,000.01 to 900,000.00              2    1,682,313.86             0.94    3.620       731     841,157   69.39     69.39   100.00
900,000.01 to 1,000,000.00            2    1,969,924.81             1.10    3.249       688     984,962   72.19     72.19   100.00
1,200,000.01 to 1,300,000.00          1    1,295,500.00             0.72    3.375       681   1,295,500   53.98     53.98   100.00
1,300,000.01 to 1,400,000.00          1    1,360,000.00             0.76    3.750       706   1,360,000   80.00     80.00   100.00
1,500,000.01 to 2,000,000.00          1    1,747,517.52             0.97    3.375       779   1,747,518   67.31     67.31   100.00
TOTAL:                              776 $179,294,703.74           100.00%   3.300%      714     231,050   78.22%    78.22%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF CURRENT         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
MORTGAGE RATES (%)          LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
2.501 to 2.750                  7  $  1,596,405.66              0.89%    2.679%       743      228,058    80.00%     80.00%  100.00%
2.751 to 3.000                112    27,382,357.65             15.27     2.956        722      244,485    78.06      78.06   100.00
3.001 to 3.250                260    54,816,718.40             30.57     3.183        715      210,834    78.75      78.75   100.00
3.251 to 3.500                347    81,445,881.41             45.43     3.438        712      234,714    77.79      77.79   100.00
3.501 to 3.750                 41    10,938,146.29              6.10     3.656        702      266,784    79.44      79.44   100.00
3.751 to 4.000                  9     3,115,194.33              1.74     3.875        725      346,133    76.36      76.36   100.00
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

REMAINING TERM

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
REMAINING TERM (MONTHS)     LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
276                             1  $    121,684.09              0.07%    3.500%       647      121,684    89.96%     89.96%  100.00%
281                             2       676,039.41              0.38     3.479        720      338,020    80.00      80.00   100.00
283                             8     2,180,162.71              1.22     3.445        668      272,520    76.45      76.45   100.00
284                            74    23,416,934.84             13.06     3.366        715      316,445    76.37      76.37   100.00
285                            71    17,314,941.78              9.66     3.212        707      243,872    73.63      73.63   100.00
286                            72    14,848,882.28              8.28     3.174        709      206,234    76.88      76.88   100.00
287                            84    17,830,038.55              9.94     3.427        714      212,262    79.25      79.25   100.00
288                            74    16,585,998.48              9.25     3.407        716      224,135    80.20      80.20   100.00
289                            65    12,612,045.08              7.03     3.330        721      194,031    77.11      77.11   100.00
290                            60    12,260,256.12              6.84     3.311        712      204,338    79.95      79.95   100.00
291                            85    19,161,289.27             10.69     3.132        722      225,427    79.91      79.91   100.00
292                            48     9,861,601.95              5.50     3.161        710      205,450    79.20      79.20   100.00
293                            22     5,830,503.64              3.25     3.437        710      265,023    82.65      82.65   100.00
294                            46    11,305,080.74              6.31     3.412        717      245,763    78.96      78.96   100.00
295                            63    15,130,844.80              8.44     3.261        719      240,172    78.93      78.93   100.00
296                             1       158,400.00              0.09     3.375        686      158,400    68.87      68.87   100.00
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF ORIGINAL        MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
LOAN-TO-VALUE RATIOS (%)    LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
0.01 to 10.00                   1  $    184,057.53              0.10%    2.875%       751      184,058     7.23%      7.23%  100.00%
20.01 to 30.00                  3       323,999.99              0.18     3.261        757      108,000    23.03      23.03   100.00
30.01 to 40.00                  3       534,403.34              0.30     3.317        743      178,134    34.88      34.88   100.00
40.01 to 50.00                 16     3,503,192.03              1.95     3.292        722      218,950    44.52      44.52   100.00
50.01 to 60.00                 23     6,481,076.70              3.61     3.397        720      281,786    56.27      56.27   100.00
60.01 to 70.00                 51    14,425,200.21              8.05     3.297        715      282,847    66.75      66.75   100.00
70.01 to 75.00                 29     8,670,068.16              4.84     3.361        720      298,968    73.78      73.78   100.00
75.01 to 80.00                529   118,830,101.46             66.28     3.284        717      224,632    79.76      79.76   100.00
80.01 to 85.00                 11     3,632,051.19              2.03     3.387        695      330,186    83.72      83.72   100.00
85.01 to 90.00                 48    10,425,361.57              5.81     3.395        703      217,195    89.37      89.37   100.00
90.01 to 95.00                 62    12,285,191.56              6.85     3.271        690      198,148    94.46      94.46   100.00
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
RANGE OF EFFECTIVE      NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
LOAN-TO-VALUE RATIOS     MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
AT ORIGINATION (%)          LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
0.01 to 10.00                   1  $    184,057.53              0.10%    2.875%       751      184,058     7.23%      7.23%  100.00%
20.01 to 30.00                  3       323,999.99              0.18     3.261        757      108,000    23.03      23.03   100.00
30.01 to 40.00                  3       534,403.34              0.30     3.317        743      178,134    34.88      34.88   100.00
40.01 to 50.00                 16     3,503,192.03              1.95     3.292        722      218,950    44.52      44.52   100.00
50.01 to 60.00                 23     6,481,076.70              3.61     3.397        720      281,786    56.27      56.27   100.00
60.01 to 70.00                 51    14,425,200.21              8.05     3.297        715      282,847    66.75      66.75   100.00
70.01 to 75.00                 29     8,670,068.16              4.84     3.361        720      298,968    73.78      73.78   100.00
75.01 to 80.00                529   118,830,101.46             66.28     3.284        717      224,632    79.76      79.76   100.00
80.01 to 85.00                 11     3,632,051.19              2.03     3.387        695      330,186    83.72      83.72   100.00
85.01 to 90.00                 48    10,425,361.57              5.81     3.395        703      217,195    89.37      89.37   100.00
90.01 to 95.00                 62    12,285,191.56              6.85     3.271        690      198,148    94.46      94.46   100.00
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

CREDIT SCORES

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
RANGE OF CREDIT SCORES      LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Not Available                   2  $    617,470.73              0.34%    3.053%        NA      308,735    89.65%     89.65%  100.00%
601 to 625                      8     2,269,685.08              1.27     3.234        620      283,711    78.46      78.46   100.00
626 to 650                     23     6,424,412.17              3.58     3.333        641      279,322    79.81      79.81   100.00
651 to 675                    135    29,827,615.96             16.64     3.329        664      220,945    81.25      81.25   100.00
676 to 700                    152    37,702,693.48             21.03     3.310        687      248,044    77.63      77.63   100.00
701 to 725                    127    27,479,166.62             15.33     3.296        713      216,371    78.04      78.04   100.00
726 to 750                    139    31,673,887.75             17.67     3.326        738      227,870    77.55      77.55   100.00
751 to 775                    113    26,274,039.07             14.65     3.237        763      232,514    77.84      77.84   100.00
776 to 800                     68    14,870,612.00              8.29     3.291        785      218,685    74.58      74.58   100.00
801 to 825                      9     2,155,120.88              1.20     3.300        805      239,458    80.33      80.33   100.00
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

GEOGRAPHIC AREA

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
GEOGRAPHIC AREA             LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Alabama                         1  $    116,648.59              0.07%    3.125%       754      116,649    80.00%     80.00%  100.00%
Florida                       338    84,316,121.62             47.03     3.434        714      249,456    77.69      77.69   100.00
Georgia                       405    88,987,486.74             49.63     3.181        714      219,722    78.59      78.59   100.00
North Carolina                 24     4,272,387.27              2.38     3.170        709      178,016    81.05      81.05   100.00
South Carolina                  8     1,602,059.52              0.89     3.250        730      200,257    78.13      78.13   100.00
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

OCCUPANCY TYPE

                                       AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                      NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                       MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
OCCUPANCY TYPE            LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Primary                     712  $163,587,819.49              91.24%    3.297%      713      229,758     78.11%     78.11%  100.00%
Second Home                  54    14,586,130.42               8.14     3.340       729      270,114     81.00      81.00   100.00
Investment                   10     1,120,753.83               0.63     3.351       733      112,075     58.92      58.92   100.00
TOTAL:                      776  $179,294,703.74             100.00%    3.300%      714      231,050     78.22%     78.22%  100.00%

PROPERTY TYPE

                                       AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                      NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                       MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
PROPERTY TYPE             LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Single Family               303  $ 74,301,212.35              41.44%    3.320%      714      245,219     77.00%     77.00%  100.00%
Planned Unit
  Development               375    86,586,627.55              48.29     3.277       713      230,898     78.89      78.89   100.00
Condominium                  94    17,648,863.84               9.84     3.329       723      187,754     80.38      80.38   100.00
Two- to Four-Family           4       758,000.00               0.42     3.480       699      189,500     70.93      70.93   100.00
TOTAL:                      776  $179,294,703.74             100.00%    3.300%      714      231,050     78.22%     78.22%  100.00%

LOAN PURPOSE

                                        AGGREGATE     % OF AGGREGATE          WEIGHTED     AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF       PRINCIPAL  PRINCIPAL BALANCE WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE         BALANCE  OUTSTANDING AS OF  AVERAGE   CREDIT     BALANCE  ORIGINAL  EFFECTIVE     FULL
LOAN PURPOSE                LOANS     OUTSTANDING   THE CUT-OFF DATE   COUPON    SCORE OUTSTANDING       LTV        LTV      DOC
Purchase                      518 $117,980,804.29              65.80%   3.309%     719     227,762     80.42%     80.42%  100.00%
Refinance (No Cash-out)       150   33,009,871.55              18.41    3.264      700     220,066     78.02      78.02   100.00
Refinance (Cash-out)          108   28,304,027.90              15.79    3.307      711     262,074     69.28      69.28   100.00
TOTAL:                        776 $179,294,703.74             100.00%   3.300%     714     231,050     78.22%     78.22%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS

LOAN DOCUMENTATION

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                         MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
LOAN DOCUMENTATION          LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
Full Documentation            776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

MARGINS

                                       AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                      NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                       MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
MARGINS (%)               LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
1.500                         5    $1,157,377.56               0.65%    2.704%      736      231,476     80.00%     80.00%  100.00%
1.625                        11     2,450,039.32               1.37     2.860       738      222,731     76.65      76.65   100.00
1.750                        75    18,438,977.97              10.28     2.959       721      245,853     78.22      78.22   100.00
1.875                       113    25,850,721.84              14.42     3.135       722      228,767     79.35      79.35   100.00
2.000                       166    35,053,963.28              19.55     3.204       712      211,168     77.79      77.79   100.00
2.125                       115    25,107,483.84              14.00     3.370       710      218,326     79.30      79.30   100.00
2.250                       285    68,644,195.61              38.29     3.490       711      240,857     77.76      77.76   100.00
2.375                         4       914,344.32               0.51     3.546       759      228,586     78.24      78.24   100.00
2.500                         2     1,677,600.00               0.94     3.750       708      838,800     73.64      73.64   100.00
TOTAL:                      776  $179,294,703.74             100.00%    3.300%      714      231,050     78.22%     78.22%  100.00%

MAXIMUM MORTGAGE RATE

                                         AGGREGATE     % OF AGGREGATE            WEIGHTED      AVERAGE  WEIGHTED   WEIGHTED
                        NUMBER OF        PRINCIPAL  PRINCIPAL BALANCE  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
MAXIMUM                  MORTGAGE          BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT      BALANCE  ORIGINAL  EFFECTIVE     FULL
MORTGAGE RATE (%)           LOANS      OUTSTANDING   THE CUT-OFF DATE    COUPON     SCORE  OUTSTANDING       LTV        LTV      DOC
12.000                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%
TOTAL:                        776  $179,294,703.74            100.00%    3.300%       714      231,050    78.22%     78.22%  100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1

                            GROUP III MORTGAGE LOANS



NEXT RATE ADJUSTMENT DATE

                               AGGREGATE      % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
NEXT RATE        MORTGAGE       BALANCE      OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
ADJUSTMENT DATE    LOANS      OUTSTANDING    THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
---------------    -----      -----------    ----------------    ------     -----   -----------     ---       ---       ---
August 2004         136     $ 29,923,052.59         16.69%       3.304%     716       220,022     77.98%     77.98%   100.00%
September 2004      135       35,835,590.96         19.99        3.347      714       265,449     77.56      77.56    100.00
October 2004        156       36,476,231.05         20.34        3.170      715       233,822     76.93      76.93    100.00
November 2004       120       24,710,484.23         13.78        3.169      709       205,921     77.81      77.81    100.00
December 2004       108       24,336,581.60         13.57        3.431      714       225,339     80.08      80.08    100.00
January 2005        121       28,012,763.31         15.62        3.409      716       231,510     79.75      79.75    100.00
TOTAL:              776     $179,294,703.74        100.00%       3.300%     714       231,050     78.22%     78.22%   100.00%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATE         10% CPR  15% CPR   20% CPR    25% CPR   30% CPR
          ----         -------  -------   -------    -------   -------
   Initial Percentage     100      100       100        100       100
   25-Jul-05               89       84        79         74        68
   25-Jul-06               80       71        62         54        46
   25-Jul-07               71       59        48         39        31
   25-Jul-08               64       49        39         29        22
   25-Jul-09               57       42        31         22        15
   25-Jul-10               50       35        25         17        11
   25-Jul-11               45       30        20         12         8
   25-Jul-12               41       26        16          9         5
   25-Jul-13               36       22        13          7         4
   25-Jul-14               31       18        10          5         2
   25-Jul-15               27       14         7          4         2
   25-Jul-16               22       11         5          2         1
   25-Jul-17               19        9         4          2         1
   25-Jul-18               16        7         3          1         *
   25-Jul-19               13        5         2          1         *
   25-Jul-20               11        4         2          1         *
   25-Jul-21                8        3         1          *         *
   25-Jul-22                7        2         1          *         *
   25-Jul-23                5        2         1          *         *
   25-Jul-24                4        1         *          *         *
   25-Jul-25                3        1         *          *         *
   25-Jul-26                2        *         *          *         *
   25-Jul-27                1        *         *          *         *
   25-Jul-28                *        *         *          *         *
   25-Jul-29                0        0         0          0         0
   25-Jul-30                0        0         0          0         0
   25-Jul-31                0        0         0          0         0
   25-Jul-32                0        0         0          0         0
   25-Jul-33                0        0         0          0         0
   25-Jul-34                0        0         0          0         0

   WAL                   7.53     5.49      4.19       3.31      2.68

   * = less than 0.5%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


TO MATURITY

       PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATE         10% CPR  15% CPR   20% CPR    25% CPR   30% CPR
          ----         -------  -------   -------    -------   -------
   Initial Percentage     100      100       100        100       100
   25-Jul-05               89       84        79         74        68
   25-Jul-06               80       71        62         54        46
   25-Jul-07               71       59        48         39        31
   25-Jul-08               64       49        39         29        22
   25-Jul-09               57       42        31         22        15
   25-Jul-10               50       35        25         17        11
   25-Jul-11               45       30        20         12         8
   25-Jul-12               41       26        16          9         5
   25-Jul-13               36       22        13          7         4
   25-Jul-14               31       18        10          5         2
   25-Jul-15               27       14         7          4         2
   25-Jul-16               23       11         5          3         1
   25-Jul-17               19        9         4          2         1
   25-Jul-18               16        7         3          1         *
   25-Jul-19               13        6         2          1         *
   25-Jul-20               11        4         2          1         *
   25-Jul-21                9        3         1          *         *
   25-Jul-22                7        2         1          *         *
   25-Jul-23                5        2         1          *         *
   25-Jul-24                4        1         *          *         *
   25-Jul-25                3        1         *          *         *
   25-Jul-26                2        *         *          *         *
   25-Jul-27                1        *         *          *         *
   25-Jul-28                *        *         *          *         *
   25-Jul-29                0        0         0          0         0
   25-Jul-30                0        0         0          0         0
   25-Jul-31                0        0         0          0         0
   25-Jul-32                0        0         0          0         0
   25-Jul-33                0        0         0          0         0
   25-Jul-34                0        0         0          0         0
   WAL                   7.54     5.49      4.19       3.31      2.68

   * = less than 0.5%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


TO MATURITY

 PERCENTAGE OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATE PRINCIPAL BALANCE
                                  OUTSTANDING

          DATE         10% CPR  15% CPR   20% CPR    25% CPR   30% CPR
          ----         -------  -------   -------    -------   -------
   Initial Percentage     100      100       100        100       100
   25-Jul-05              100      100       100        100       100
   25-Jul-06              100      100       100        100       100
   25-Jul-07              100      100       100         92        84
   25-Jul-08              100      100        83         69        59
   25-Jul-09              100       90        66         52        41
   25-Jul-10              100       76        53         39        29
   25-Jul-11               96       65        43         29        20
   25-Jul-12               86       55        34         22        14
   25-Jul-13               78       47        27         16        10
   25-Jul-14               67       38        21         12         7
   25-Jul-15               57       31        16          8         4
   25-Jul-16               48       24        12          6         3
   25-Jul-17               40       19         9          4         2
   25-Jul-18               34       15         7          3         1
   25-Jul-19               28       12         5          2         1
   25-Jul-20               23        9         3          1         *
   25-Jul-21               18        7         2          1         *
   25-Jul-22               14        5         2          1         *
   25-Jul-23               11        4         1          *         *
   25-Jul-24                8        3         1          *         *
   25-Jul-25                6        2         *          *         *
   25-Jul-26                3        1         *          *         *
   25-Jul-27                2        *         *          *         *
   25-Jul-28                *        *         *          *         *
   25-Jul-29                0        0         0          0         0
   25-Jul-30                0        0         0          0         0
   25-Jul-31                0        0         0          0         0
   25-Jul-32                0        0         0          0         0
   25-Jul-33                0        0         0          0         0
   25-Jul-34                0        0         0          0         0
   WAL                  12.71     9.57      7.38       6.10      5.26

   * = less than 0.5%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                         DISCOUNT MARGIN TABLE (TO CALL)

                                10%                15%                20%                25%                30%
                                CPR                CPR                CPR                CPR                CPR
                              TO CALL            TO CALL            TO CALL            TO CALL            TO CALL
                              -------            -------            -------            -------            -------
                            DISC MARGIN        DISC MARGIN        DISC MARGIN        DISC MARGIN        DISC MARGIN
                            -----------        -----------        -----------        -----------        -----------
A-1
              100                 34                 34                 34                 34                 34
              WAL               7.24               5.16               3.89               3.03               2.44
   PAYMENT WINDOW          Aug04 - Feb21      Aug04 - May17      Aug04 - Sep14      Aug04 - Aug12      Aug04 - Jan11

A-2
              100                 36                 36                 36                 36                 36
              WAL               7.25               5.16               3.89               3.03               2.44
   PAYMENT WINDOW          Aug04 - Feb21      Aug04 - May17      Aug04 - Sep14      Aug04 - Aug12      Aug04 - Jan11

B-1
              100                 55                 55                 55                 55                 55
              WAL              12.09               8.85               6.73               5.46               4.61
   PAYMENT WINDOW          Aug04 - Feb21      Aug04 - May17      Aug04 - Sep14      Aug04 - Aug12      Aug04 - Jan11

B-2
              100                 95                 95                 95                 95                 95
              WAL              12.09               8.85               6.73               5.46               4.61
   PAYMENT WINDOW          Aug04 - Feb21      Aug04 - May17      Aug04 - Sep14      Aug04 - Aug12      Aug04 - Jan11

B-3
              100                165                165                165                165                165
              WAL              12.09               8.85               6.73               5.46               4.61
   PAYMENT WINDOW          Aug04 - Feb21      Aug04 - May17      Aug04 - Sep14      Aug04 - Aug12      Aug04 - Jan11




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                             YIELD TABLE (TO CALL)

                        10%        15%       20%       25%       30%        35%       40%
                        CPR        CPR       CPR       CPR       CPR        CPR       CPR
                      TO CALL    TO CALL   TO CALL   TO CALL   TO CALL    TO CALL   TO CALL
                      -------    -------   -------   -------   -------    -------   -------
                       YIELD      YIELD     YIELD     YIELD     YIELD      YIELD     YIELD
                       -----      -----     -----     -----     -----      -----     -----
X-A
    3.69818            32.12      25.26     18.00      9.85      0.59      (9.47)   (20.45)
   MOD DURN             2.15       2.19      2.20      2.17      2.12       2.07      2.03

X-B
    4.26918            32.73      30.07     26.00     21.73     17.13      11.74      5.52
   MOD DURN             2.60       2.44      2.29      2.16      2.04       1.94      1.85



                              BEEM TABLE (TO CALL)*

                        10%        15%       20%       25%       30%        35%       40%
                        CPR        CPR       CPR       CPR       CPR        CPR       CPR
                      TO CALL    TO CALL   TO CALL   TO CALL   TO CALL    TO CALL   TO CALL
                      -------    -------   -------   -------   -------    -------   -------
                        BEEM      BEEM      BEEM       BEEM      BEEM       BEEM     BEEM
                        ----      ----      ----       ----      ----       ----     ----
A-3
  103.20335              126        105        83        58        29          0      (32)
   MOD DURN             6.02       4.50      3.51      2.81      2.30       1.93     1.65

           *Assume 1 Month LIBOR is 1.36% and 6 Month LIBOR is 1.94% **Bond Equivalent Margin is calculated off 6 Month LIBOR.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              10%                 15%                20%                25%                30%
                              CPR                 CPR                CPR                CPR                CPR
                          TO MATURITY         TO MATURITY        TO MATURITY        TO MATURITY        TO MATURITY
                          -----------         -----------        -----------        -----------        -----------
                          DISC MARGIN         DISC MARGIN        DISC MARGIN        DISC MARGIN        DISC MARGIN
                          -----------         -----------        -----------        -----------        -----------
A-1
              100               35                  36                 36                 36                 37
              WAL             7.53                5.49               4.19               3.31               2.68
   PAYMENT WINDOW        Aug04 - Aug28       Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28

A-2
              100               37                  38                 38                 38                 39
              WAL             7.54                5.49               4.19               3.31               2.68
   PAYMENT WINDOW        Aug04 - Aug28       Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28

B-1
              100               56                  57                 57                 58                 58
              WAL            12.71                9.57               7.38                6.1               5.26
   PAYMENT WINDOW        Aug04 - Aug28       Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28

B-2
              100               97                  98                 98                 99                100
              WAL            12.71                9.57               7.38                6.1               5.26
   PAYMENT WINDOW        Aug04 - Aug28       Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28

B-3
              100              167                 169                169                171                172
              WAL            12.71                9.57               7.38                6.1               5.26
   PAYMENT WINDOW        Aug04 - Aug28       Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28      Aug04 - Aug28




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                               MLCC 2004-HB1


                            YIELD TABLE (TO MATURITY)

                     10%             15%             20%              25%             30%             35%             40%
                     CPR             CPR             CPR              CPR             CPR             CPR             CPR
                 TO MATURITY     TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                 -----------     -----------     -----------      -----------     -----------     -----------     -----------
                    YIELD           YIELD           YIELD            YIELD           YIELD           YIELD           YIELD
                    -----           -----           -----            -----           -----           -----           -----
X-A
    3.69818         32.14           25.40           18.51            11.26            3.54           (4.43)         (12.67)
   MOD DURN          2.16            2.22            2.28             2.34            2.41            2.49            2.59

X-B
    4.26918         32.75           30.17           26.31            22.52           18.77           14.51            9.87
   MOD DURN          2.60            2.46            2.34             2.25            2.17            2.11            2.07



                            BEEM TABLE (TO MATURITY)

                    10%             15%             20%             25%             30%             35%             40%
                    CPR             CPR             CPR             CPR             CPR             CPR             CPR
                TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                -----------     -----------     -----------     -----------     -----------     -----------     -----------
                    BEEM            BEEM            BEEM            BEEM            BEEM            BEEM            BEEM
                    ----            ----            ----            ----            ----            ----            ----
A-3
  103.20335          127             109              89              66              41              14             (15)
   MOD DURN         6.18            4.71            3.72            3.02            2.50            2.11            1.80

           *Assume 1 Month LIBOR is 1.36% and 6 Month LIBOR is 1.94% **Bond Equivalent Margin is calculated off 6 Month LIBOR.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.